UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22915

JPMorgan Trust III

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 3, 2014 through April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Alternative Funds

April 30, 2015 (Unaudited)

JPMorgan Multi-Manager Alternatives Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	1

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 3, 2014* THROUGH APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)**	2.67%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
Standard & Poor’s 500 Index	4.40%

Net Assets as of 4/30/2015	$109,535,265

INVESTMENT OBJECTIVE***

The JPMorgan Multi-Manager Alternatives Fund (the “Fund”) seeks long-term capital appreciation by allocating the Fund’s assets primarily among multiple sub-advisers that use a variety of non-traditional or alternative investment strategies and techniques. Through its allocations to these alternative investment strategies and techniques, the Fund seeks to generate returns with low volatility and low sensitivity to the performance of traditional equity and fixed-income markets.

JPMorgan Alternative Asset Management (the “Investment Adviser”) determines the allocations of the Fund’s assets across strategies and sub-advisers. Each sub-adviser is responsible for the day-to-day management of the Fund’s assets that the Investment Adviser has allocated to them. Subject to oversight by the Board of Trustees, the Investment Adviser is responsible for making recommendations with respect to hiring, terminating and/or replacing the Funds’ investment sub-advisers.

HOW DID THE MARKETS PERFORM?

Increased central bank stimulus in the European Union and the Japanese government’s bulk purchases of equities during the six month period provided support for equity markets outside the U.S. Meanwhile, the U.S. Federal Reserve (the “Fed”) ended its own asset purchasing program but held interest rates at historical lows. U.S. equity prices remained near record highs for much of the period, supported by low interest rates, earnings growth and mergers and acquisitions activity. For the six months ended April 30, 2015, the S&P 500 Index returned 4.40%.

Large bond purchases by the European Central Bank drove up prices for European sovereign debt. Yields, which generally move in the opposite direction of prices, fell on German 10 year bonds to record lows and sent fixed income investors to seek relatively higher yields from U.S. bonds. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.01% for the six month reporting period. However, April brought fresh signs of economic growth and inflation expectations in Europe, which led to a dramatic reversal and sharply higher German bond yields at the end of the month.

Commodities prices, including oil and gas prices, generally remained weak during the six month period amid tepid global demand. Oil and gas prices continued to fall until hitting a bottom in mid-March. While energy prices rose steadily in April, they remained well below their levels at the start of the six month reporting period. Meanwhile, the U.S. dollar strengthened against most other developed market currencies amid expectations that the Fed would begin raising interest rates in mid 2015. However, weak economic data from the first quarter of 2015 halted the dollar’s rise amid signs that U.S. policy makers would postpone any interest rate increase pending stronger economic data.

Against this backdrop, the HFRX Global Hedge Fund Index, designed to broadly represent the overall hedge fund universe, returned 1.91% for the six month reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”), which is limited to U.S. Treasury securities. References to the Benchmark and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not imply the Fund is being managed like the Benchmark and does not imply low risk or low volatility, but rather is disclosed, along with other indexes, to allow for comparison of the Fund’s performance to that of well-known and widely recognized indexes.

For the six month reporting period, the Fund included a portfolio of eight sub-advisers and was diversified by strategy, style, geography, markets and asset classes.

The Fund’s opportunistic/macro strategy was the leading contributor to absolute performance. The strategy invests in a wide variety of financial instruments across countries, markets, sectors, companies and asset classes, driven largely by the sub-advisers’ macroeconomic views. The strategy’s positive return was driven by interest rate trading, short positions in the energy sector, foreign exchange rates and equities.

The Fund’s merger arbitrage/event driven strategy was also a leading contributor to absolute performance. The strategy takes long or short positions in the securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations. The strategy obtained gains from the consumer sector and short positions in the communications sector.

To a lesser extent, the Fund’s long/short equity strategy also contributed to absolute performance. The strategy typically

2	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

makes long and short investments in equity securities that the sub-advisers believe to be overvalued or undervalued, with a focus on security selection the primary driver of returns. The strategy’s contribution to return was largely due to long positions in the basic materials, communications and consumer sectors, as well as various short equity positions.

The Fund’s relative value strategy provided the smallest positive contribution to absolute performance. The strategy typically involves simultaneously buying and selling related securities based price movements among those securities. The strategy’s returns originated largely from mortgages, convertible bonds and equity trading.

Sub-Adviser Strategies — Return and Contribution November 11, 2014 To April 30, 2015
JPM Strategy	Portfolio Returns	Portfolio Contribution
Event Driven	2.84%	0.97%
Long/Short Equities	5.53%	0.73%
Opportunistic	12.52%	1.53%
Relative Value	1.28%	0.40%

HOW WAS THE FUND POSITIONED?

The Fund’s sub-advisers sought to benefit from several clearly defined market trends, as well as from the confluence of low interest rates, strong levels of corporate governance, the presence of activist investors, and relatively slow economic growth that they believed would continue to support a high level of transformational corporate activity that would be conducive to merger arbitrage and even-driven opportunities.

RISK ALLOCATION
Strategy	% of Risk Allocation****
Relative Value (1)	32.8%
Opportunistic/Macro (2)	12.0
Long/Short Equity (3)	19.0
Merger Arbitrage/Event Driven (4)	33.3
Cash	2.9

*	As of August 31, 2014, J.P. Morgan Investment Management Inc. contributed $500,000 to seed the Fund. Except as mentioned above, the Fund had no significant operations prior to commencing investment operations on November 3, 2014.
**	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of April 30, 2015 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Relative Value strategies seek to profit from exploiting mispricing of various fixed income or interest rate sensitive securities or developed and emerging market currencies which may be driven by market or macroeconomic factors.
(2)	Opportunistic/Macro strategies seek to take advantage of mispricing across a variety of global markets and typically consists of both 1) a fundamental, macro, asset class rebalancing component, and 2) a technical, correlation-based, inter asset class relative value component.
(3)	Long/Short Equity strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(4)	Merger Arbitrage/Event Driven strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	3

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 3, 2014 THROUGH APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2015

	COMMENCEMENT DATE OF CLASS	SINCE COMMENCEMENT*
CLASS A SHARES	November 3, 2014
Without Sales Charge		2.53%
With Sales Charge**		(2.84)
CLASS C SHARES	November 3, 2014
Without CDSC		2.27
With CDSC***		1.27
CLASS R5 SHARES	November 3, 2014	2.73
CLASS R6 SHARES	November 3, 2014	2.80
SELECT CLASS SHARES	November 3, 2014	2.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/3/14 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced investment operations on November 3, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of JPMorgan Multi-Manager Alternatives Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from November 3, 2014 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance at large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through November 3, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — 84.2% (j)
Common Stocks — 54.5%
	Consumer Discretionary — 11.9%
	Auto Components — 1.0%
500	Goodyear Tire & Rubber Co. (The) (m)	14,183
400	Lear Corp.	44,412
5,079	Pirelli & C. S.p.A., (Italy) (m)	87,876
8,918	TRW Automotive Holdings Corp. (a) (m)	936,925

		1,083,396

	Automobiles — 0.5%
1,600	Fiat Chrysler Automobiles N.V., (United
	Kingdom) (a) (m)	23,600
2,600	Ford Motor Co.	41,080
2,100	General Motors Co.	73,626
6,600	Harley-Davidson, Inc.	370,986

		509,292

	Hotels, Restaurants & Leisure — 2.1%
12,429	Bloomin’ Brands, Inc.	281,641
1,927	Buffalo Wild Wings, Inc. (a)	306,971
5,410	Carnival Corp. (m)	237,878
1,000	Darden Restaurants, Inc.	63,770
4,997	Domino’s Pizza, Inc.	538,926
1,175	Life Time Fitness, Inc. (a) (m)	84,013
1,517	McDonald’s Corp. (m)	146,466
3,700	MGM Resorts International (a) (m)	78,255
300	Royal Caribbean Cruises Ltd. (m)	20,418
16,148	Sonic Corp.	462,640
1,412	Starbucks Corp. (m)	70,007
622	Starwood Hotels & Resorts Worldwide, Inc. (m)	53,461

		2,344,446

	Household Durables — 0.5%
3,500	Lennar Corp., Class B	127,855
600	Mohawk Industries, Inc. (a)	104,100
1,800	Whirlpool Corp.	316,080

		548,035

	Internet & Catalog Retail — 0.2%
7,096	Orbitz Worldwide, Inc. (a) (m)	83,165
6	Travelport Worldwide Ltd., (United Kingdom) (m)	95
4,090	Vipshop Holdings Ltd., (China), ADR (a)	115,706

		198,966

	Media — 3.9%
1,345	CBS Corp. (Non-Voting), Class B	83,565
1,083	Charter Communications, Inc., Class A (a) (m)	202,586
2,800	Comcast Corp., Class A	161,728

SHARES	SECURITY DESCRIPTION	VALUE

	Media — continued
10,311	DIRECTV (a) (m)	935,259
2,208	Liberty Broadband Corp. (a)	119,806
9,466	Liberty Global plc, (United Kingdom), Class A (a)	493,557
2,417	Liberty Media Corp., Class A (a)	92,764
17,228	Liberty Media Corp., Class C (a)	653,803
1,501	SFX Entertainment, Inc. (a) (m)	6,559
4,621	Time Warner Cable, Inc. (m)	718,658
1,656	Viacom, Inc., Class A	114,479
500	Viacom, Inc., Class B	34,725
5,500	Walt Disney Co. (The) (m)	597,960

		4,215,449

	Multiline Retail — 1.1%
200	Dillard’s, Inc., Class A	26,318
1,480	Dollar General Corp.	107,611
2,510	Dollar Tree, Inc. (a)	191,789
10,510	Family Dollar Stores, Inc. (m)	821,251
900	Target Corp.	70,947

		1,217,916

	Specialty Retail — 2.0%
1,300	Advance Auto Parts, Inc.	185,900
840	AutoZone, Inc. (a)	565,034
300	Best Buy Co., Inc.	10,395
800	Gap, Inc. (The) (m)	31,712
4,500	Home Depot, Inc. (The) (m)	481,410
300	Lowe’s Cos., Inc. (m)	20,658
8,528	Office Depot, Inc. (a) (m)	78,628
837	O’Reilly Automotive, Inc. (a)	182,324
1,200	Signet Jewelers Ltd., (Bermuda) (m)	160,956
1,200	Staples, Inc.	19,584
1,960	Tiffany & Co. (m)	171,461
4,678	TJX Cos., Inc. (The)	301,918
600	Urban Outfitters, Inc. (a) (m)	24,024

		2,234,004

	Textiles, Apparel & Luxury Goods — 0.6%
200	Coach, Inc.	7,642
6,370	NIKE, Inc., Class B	629,611

		637,253

	Total Consumer Discretionary	12,988,757

	Consumer Staples — 5.9%
	Beverages — 1.5%
1,184	Anheuser-Busch InBev N.V., (Belgium),ADR (m)	142,127
3,800	Brown-Forman Corp., Class B	342,874

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	5

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Common Stocks — continued
	Beverages — continued
9,200	Coca-Cola Enterprises, Inc.	408,572
5,103	Molson Coors Brewing Co., Class B	375,122
4,500	PepsiCo, Inc. (m)	428,040

		1,696,735

	Food & Staples Retailing — 0.8%
3,300	Costco Wholesale Corp. (m)	472,065
1,600	Kroger Co. (The)	110,256
11,687	Rite Aid Corp. (a) (m)	90,107
1,734	Wal-Mart Stores, Inc. (m)	135,339
1,300	Whole Foods Market, Inc.	62,088

		869,855

	Food Products — 2.6%
300	Bunge Ltd. (m)	25,911
9	Chocoladefabriken Lindt & Sprungli AG, (Switzerland) (m)	578,917
12,155	Keurig Green Mountain, Inc.	1,414,477
1,814	Kraft Foods Group, Inc. (m)	153,736
1,800	Mead Johnson Nutrition Co.	172,656
7,700	Mondelez International, Inc., Class A (m)	295,449
200	Pilgrim’s Pride Corp.	4,940
200	Tyson Foods, Inc., Class A	7,900
3,487	Unilever plc, (United Kingdom), ADR (m)	152,800
500	WhiteWave Foods Co. (The) (a) (m)	21,985

		2,828,771

	Household Products — 0.2%
1,500	Energizer Holdings, Inc. (m)	204,930

	Personal Products — 0.2%
4,826	Herbalife Ltd. (a) (m)	200,376

	Tobacco — 0.6%
8,989	Lorillard, Inc. (m)	627,972

	Total Consumer Staples	6,428,639

	Energy — 2.5%
	Energy Equipment & Services — 1.7%
10,985	Baker Hughes, Inc. (m)	752,033
9,702	Dresser-Rand Group, Inc. (a) (m)	802,064
2,782	Schlumberger Ltd. (m)	263,205

		1,817,302

	Oil, Gas & Consumable Fuels — 0.8%
3,374	Energy Transfer Equity LP	224,911
200	Marathon Petroleum Corp.	19,714
71,095	Talisman Energy, Inc., (Canada) (m)	566,627

SHARES	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — continued
400	Tesara Corp.	34,332
500	Valero Energy Corp. (m)	28,450

		874,034

	Total Energy	2,691,336

	Financials — 4.7%
	Banks — 2.1%
16,358	Banco BPI S.A., (Portugal) (a) (m)	26,739
15,000	Bank of America Corp. (m)	238,950
5,500	Citigroup, Inc.	293,260
4,300	Comerica, Inc.	203,863
300	Fifth Third Bancorp	6,000
2,600	First Republic Bank	151,554
40,900	Regions Financial Corp.	402,047
9,700	Wells Fargo & Co. (m)	534,470
15,100	Zions Bancorporation	427,859

		2,284,742

	Capital Markets — 0.9%
462	Affiliated Managers Group, Inc. (a)	104,472
400	Ameriprise Financial, Inc. (m)	50,112
5,100	E*TRADE Financial Corp. (a) (m)	146,829
1,700	Goldman Sachs Group, Inc. (The)	333,914
4,100	Northern Trust Corp.	299,915

		935,242

	Consumer Finance — 0.0% (g)
2,000	Ally Financial, Inc. (a)	43,780
500	Capital One Financial Corp. (m)	40,425
100	Santander Consumer USA Holdings, Inc.	2,469

		86,674

	Diversified Financial Services — 1.1%
5,000	DT Asia Investments Ltd., (Hong Kong) (a) (m)	49,900
10,000	Global Defense & National Security Systems, Inc. (a)	104,950
970	McGraw Hill Financial, Inc.	101,171
7,797	Moody’s Corp.	838,333
2,000	Voya Financial, Inc.	84,680

		1,179,034

	Insurance — 0.4%
1,100	American International Group, Inc. (m)	61,919
600	Everest Re Group Ltd., (Bermuda) (m)	107,346
400	Lincoln National Corp.	22,596
2,100	Unum Group (m)	71,736

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Common Stocks — continued
	Insurance — continued
1,889	W.R. Berkley Corp. (m)	92,542

		356,139

	Real Estate Investment Trusts (REITs) — 0.1%
8,547	Excel Trust, Inc. (m)	135,470

	Real Estate Management & Development — 0.0% (g)
200	Jones Lang LaSalle, Inc.	33,212

	Thrifts & Mortgage Finance — 0.1%
9,800	Hudson City Bancorp, Inc.	91,140

	Total Financials	5101,653

	Health Care — 8.4%
	Biotechnology — 1.4%
838	Auspex Pharmaceuticals, Inc. (a) (m)	84,546
36,856	CorMedix, Inc. (a)	276,420
937	Hyperion Therapeutics, Inc. (a) (m)	43,065
3,750	Medgenics, Inc. (a)	29,288
4,142	Pharmacyclics, Inc. (a) (m)	1,061,180

		1,494,499

	Health Care Equipment & Supplies — 1.7%
418	Alere, Inc. (a) (m)	19,847
5,671	Becton, Dickinson and Co.	798,874
713	Edwards Lifesciences Corp. (a) (m)	90,301
3,739	IDEXX Laboratories, Inc. (a)	468,758
5,587	Medtronic plc, (Ireland) (m)	415,952
300	Zimmer Holdings, Inc. (m)	32,952

		1,826,684

	Health Care Providers & Services — 0.8%
300	Aetna, Inc.	32,061
300	Anthem, Inc.	45,279
500	Cardinal Health, Inc.	42,170
1,406	Catamaran Corp. (a) (m)	83,486
6,727	Celesio AG, (Germany) (m)	199,620
400	Centene Corp. (a)	24,796
300	Cigna Corp.	37,392
400	Community Health Systems, Inc. (a)	21,472
600	HCA Holdings, Inc. (a)	44,406
771	Humana, Inc.	127,678
800	Quest Diagnostics, Inc.	57,136
1,711	UnitedHealth Group, Inc. (m)	190,605

		906,101

	Life Sciences Tools & Services — 0.5%
448	Illumina, Inc. (a) (m)	82,544

SHARES	SECURITY DESCRIPTION	VALUE

	Life Sciences Tools & Services — continued
3,343	Thermo Fisher Scientific, Inc. (m)	420,148

		502,692

	Pharmaceuticals — 4.0%
300	AbbVie, Inc.	19,398
8,009	Actavis plc (a) (m)	2,265,426
4,614	Hospira, Inc. (a) (m)	402,756
1,414	Ipsen S.A., (France) (m)	81,203
15,806	Mylan N.V. (a) (m)	1,142,142
8,739	Teva Pharmaceutical Industries Ltd., (Israel), ADR (m)	528,010

		4,438,935

	Total Health Care	9,168,911

	Industrials — 7.4%
	Aerospace & Defense — 1.1%
663	Boeing Co. (The) (m)	95,034
300	Huntington Ingalls Industries, Inc.	39,477
400	Spirit AeroSystems Holdings, Inc., Class A (a)	20,356
2,300	Textron, Inc.	101,154
2,352	TransDigm Group, Inc.	498,930
3,800	United Technologies Corp.	432,250

		1,187,201

	Air Freight & Logistics — 0.8%
3,911	FedEx Corp.	663,188
9,971	TNT Express N.V., (Netherlands) (m)	85,113
11,875	Toll Holdings Ltd., (Australia) (m)	84,048

		832,349

	Airlines — 0.8%
800	Alaska Air Group, Inc.	51,248
300	American Airlines Group, Inc. (m)	14,486
100	Delta Air Lines, Inc. (m)	4,464
21,300	Japan Airlines Co., Ltd., (Japan) (m)	710,189
400	JetBlue Airways Corp. (a)	8,212
1,300	Southwest Airlines Co. (m)	52,728
100	United Continental Holdings, Inc. (a) (m)	5,974

		847,301

	Building Products — 0.4%
10,317	Fortune Brands Home & Security, Inc.	460,138

	Commercial Services & Supplies — 0.1%
1,600	Cintas Corp.	127,920

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	7

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Common Stocks — continued
	Construction & Engineering — 0.2%
8,400	Quanta Services, Inc. (a)	242,844

	Electrical Equipment — 0.2%
1,684	Polypore International, Inc. (a) (m)	98,615
2,921	SolarCity Corp. (a)	175,406

		274,021

	Industrial Conglomerates — 0.7%
1,719	Danaher Corp.	140,752
42,027	Hutchison Whampoa Ltd., (Hong Kong) (m)	619,244

		759,996

	Machinery — 0.7%
1,900	Flowserve Corp.	111,207
1,100	PACCAR, Inc.	71,885
5,039	Pall Corp.	490,395
1,164	Stanley Black & Decker, Inc. (m)	114,887

		788,374

	Professional Services — 0.0% (g)
100	ManpowerGroup, Inc.	8,533

	Road & Rail — 2.3%
1,300	CSX Corp.	46,917
70,091	Hertz Global Holdings, Inc. (a)	1,460,696
3,637	Kansas City Southern	372,756
6,040	Union Pacific Corp. (m)	641,629

		2,521,998

	Transportation Infrastructure — 0.1%
13,566	BBA Aviation plc, (United Kingdom) (m)	71,382

	Total Industrials	8,122,057

	Information Technology — 6.8%
	Communications Equipment — 0.3%
4,756	Aruba Networks, Inc. (a) (m)	117,045
1,500	Cisco Systems, Inc.	43,245
1,990	Emulex Corp. (a) (m)	15,960
10,100	Nokia OYJ, (Finland) (m)	68,149
15,198	Nokia OYJ, (Finland), ADR (m)	100,003

		344,402

	Electronic Equipment, Instruments & Components — 0.0% (g)
533	RealD, Inc. (a) (m)	6,545

	Internet Software & Services — 4.3%
26,750	eBay, Inc. (a) (m)	1,558,455
1,615	Facebook, Inc., Class A (a) (m)	127,214

SHARES	SECURITY DESCRIPTION	VALUE

	Internet Software & Services — continued
94	Google, Inc., Class A (a)	51,584
79	Google, Inc., Class C (a)	42,450
232	LinkedIn Corp., Class A (a)	58,494
13,372	Tencent Holdings Ltd., (China) (m)	275,983
59,102	Yahoo!, Inc. (a)	2,515,677

		4,629,857

	IT Services — 0.6%
2,500	Amdocs Ltd. (m)	137,675
300	Broadridge Financial Solutions, Inc.	16,176
1,778	IGATE Corp. (a) (m)	84,562
4,074	MasterCard, Inc., Class A (m)	367,516
1,524	Visa, Inc., Class A (m)	100,660
1,600	Western Union Co. (The)	32,448
2,400	Xerox Corp. (m)	27,600

		766,637

	Semiconductors & Semiconductor Equipment — 0.3%
1,403	ARM Holdings plc, (United Kingdom), ADR (m)	71,539
622	Integrated Silicon Solution, Inc. (m)	11,538
2,100	Intel Corp. (m)	68,355
300	Lam Research Corp.	22,674
400	Micron Technology, Inc. (a)	11,252
300	NVIDIA Corp.	6,659
1,246	OmniVision Technologies, Inc. (a) (m)	34,757
100	Qorvo, Inc. (a) (m)	6,591
453	REC Solar ASA, (Singapore) (a) (m)	6,137
900	SunEdison, Inc. (a)	22,788
4,850	Tokyo Electron Ltd., (Japan), ADR (m)	66,203

		328,493

	Software — 0.7%
4,609	Advent Software, Inc. (m)	200,077
1,764	Informatica Corp. (a) (m)	84,795
3,362	Intuit, Inc.	337,309
772	Kofax Ltd. (a) (m)	8,515
1,100	Microsoft Corp.	53,504
723	RealPage, Inc. (a) (m)	14,344
800	Symantec Corp.	19,940

		718,484

	Technology Hardware, Storage & Peripherals — 0.6%
1,996	Apple, Inc. (m)	249,799
300	Hewlett-Packard Co.	9,891
14,785	NCR Corp. (a)	405,700

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
400	Seagate Technology plc	23,488
100	Western Digital Corp.	9,774

		698,652

	Total Information Technology	7,493,070

	Materials — 3.5%
	Chemicals — 2.9%
500	Agrium, Inc., (Canada) (m)	51,815
1,243	CF Industries Holdings, Inc.	357,325
3,622	Ecolab, Inc. (m)	405,592
6,207	FMC Corp.	368,137
3,500	Huntsman Corp.	80,675
1,100	Monsanto Co.	125,356
1,000	Mosaic Co. (The) (m)	44,000
2,193	Sherwin-Williams Co. (The)	609,654
840	Sigma-Aldrich Corp. (m)	116,693
10,615	W.R. Grace & Co. (a)	1,026,683

		3,185,930

	Construction Materials — 0.5%
2,487	Martin Marietta Materials, Inc.	354,771
8,972	Summit Materials, Inc., Class A (a)	212,547

		567,318

	Metals & Mining — 0.1%
2,200	Alcoa, Inc. (m)	29,524
400	Freeport-McMoRan, Inc.	9,308
6,062	PanAust Ltd., (Australia) (m)	8,284

		47,116

	Paper & Forest Products — 0.0% (g)
800	International Paper Co.	42,976

	Total Materials	3,843,340

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.2%
1,500	CenturyLink, Inc.	53,940
4,706	iiNET Ltd., (Australia) (m)	36,809
5,824	Jazztel plc, (United Kingdom) (a) (m)	84,089
44,817	Telecom Italia S.p.A., (Italy) (a)	52,896
800	Verizon Communications, Inc.	40,352

		268,086

	Wireless Telecommunication Services — 1.1%
12,800	SoftBank Corp., (Japan) (m)	800,132

SHARES	SECURITY DESCRIPTION	VALUE

	Wireless Telecommunication Services — continued
11,223	T-Mobile USA, Inc. (a)	382,031

		1,182,163

	Total Telecommunication Services	1,450,249

	Utilities — 2.1%
	Electric Utilities — 1.2%
5,700	American Electric Power Co., Inc.	324,159
1,541	Cleco Corp. (m)	83,753
12,900	Exelon Corp.	438,858
4,300	NextEra Energy, Inc.	433,999
3,910	Pepco Holdings, Inc. (m)	101,582

		1,382,351

	Independent Power & Renewable Electricity Producers — 0.1%
3,600	NRG Energy, Inc. (m)	90,864

	Multi-Utilities — 0.8%
5,300	DTE Energy Co.	422,039
600	PG&E Corp.	31,752
4,000	Sempra Energy (m)	424,680

		878,471

	Total Utilities	2,351,686

	Total Common Stocks (Cost $58,447,803)	59,639,698

Exchange Traded Funds — 0.9%
	Fixed Income — 0.2%
2,600	iShares iBoxx $ High Yield Corporate Bond ETF (m)	236,574

	International Equity — 0.0% (g)
1,116	iShares China Large-Cap ETF	57,284

	U.S. Equity — 0.7%
3,510	Financial Select Sector SPDR Fund	84,696
1,105	iShares MSCI USA Momentum Factor ETF	76,870
2,428	SPDR S&P 500 ETF Trust	506,287
1,300	SPDR S&P Homebuilders ETF	44,980

	Total U.S. Equity	712,833

	Total Exchange Traded Funds (Cost $990,821)	1,006,691

Investment Companies — 0.7%
	Fixed Income — 0.4%
12,050	BlackRock Corporate High Yield Fund, Inc.	137,249
11,600	BlackRock Credit Allocation Income Trust	157,064
7,150	Franklin Limited Duration Income Trust (m)	88,017

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	9

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Investment Companies — continued
	Investment Companies — continued
13,700	Invesco Dynamic Credit Opportunities Fund	167,551

	Total Fixed Income	549,881

	U.S. Equity — 0.3%
6,500	BlackRock Resources & Commodities Strategy Trust	64,350
11,361	Royce Micro-Cap Trust, Inc.	109,293
6,500	Swiss Helvetia Fund, Inc. (The)	78,325

	Total U.S. Equity	251,968

	Total Investment Companies (Cost $796,609)	801,849

Preferred Stocks — 1.7%
	Consumer Discretionary — 0.2%
	Media — 0.2%
1,500	Quebecor, Inc., (Canada), 4.125%, 10/15/18 ($104 par value) (a) (m)	177,588

	Consumer Staples — 0.2%
	Food Products — 0.2%
4,800	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	236,112

	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
5,100	Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value) (a)	302,532

	Financials — 0.4%
	Banks — 0.0% (g)
15	Bank of America Corp., Series L, 7.250% ($1,000 par value) (m)	17,385
575	National Bank of Greece S.A., (Greece), Series A, 9.000%, 06/06/15 ($25 par value) @ (m)	5,279
15	Wells Fargo & Co., Series L, 7.500% ($1,000 par value) (m)	18,281

		40,945

	Insurance — 0.2%
4,000	Maiden Holdings Ltd., (Bermuda), Series B, 7.250%, 09/15/16 ($50 par value) (a) (m)	207,400

	Real Estate Investment Trusts (REITs) — 0.2%
200	American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value) (m)	20,736
2,148	Crown Castle International Corp., Series A, 4.500%, 11/01/16 ($100 par value)	224,896
200	Health Care REIT, Inc., Series I, 6.500% ($50 par value) (m)	12,750

SHARES	SECURITY DESCRIPTION	VALUE

	Real Estate Investment Trusts (REITs) — continued
400	Weyerhaeuser Co., Series A, 6.375%, 07/01/16 ($50 par value) (m)	21,356

		279,738

	Total Financials	528,083

	Industrials — 0.2%
	Aerospace & Defense — 0.1%
550	United Technologies Corp., 7.500%, 08/01/15 ($50 par value) (m)	32,351

	Machinery — 0.1%
300	Stanley Black & Decker, Inc., 4.750%, 11/17/15 ($100 par value) (m)	41,352

	Total Industrials	73,703

	Materials — 0.1%
	Metals & Mining — 0.1%
650	Alcoa, Inc., Series 1, 5.375%, 10/01/17 ($50 par value) (m)	29,653
9,091	ArcelorMittal, (Luxembourg), Series MTUS, 6.000%, 01/15/16 ($25 par value) (m)	154,365

	Total Materials	184,018

	Utilities — 0.3%
	Electric Utilities — 0.2%
450	Exelon Corp., 6.500%, 06/01/17 ($50 par value) (m)	22,171
	NextEra Energy, Inc.,
3,100	5.599%, 06/01/15 ($50 par value) (a) (m)	205,576
150	5.799%, 09/01/16 ($50 par value) (m)	8,534
150	5.889%, 09/01/15 ($50 par value) (m)	9,548

		245,829

	Multi-Utilities — 0.1%
	Dominion Resources, Inc.,
650	6.375%, 07/01/17 ($50 par value) (a)	32,272
200	Series A, 6.125%, 04/01/16 ($49 par value) (m)	11,334
200	Series B, 6.000%, 07/01/16 ($49 par value) (m)	11,392

		54,998

	Total Utilities	300,827

	Total Preferred Stocks (Cost $1,791,523)	1,802,863

Special Purpose Acquisition Companies — 0.1%
	Diversified Financial Services — 0.1%
1,753	Capitol Acquisition Corp. II (a)	19,441

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Special Purpose Acquisition Companies — continued
	Diversified Financial Services — continued
390	Garnero Group Acquisition Co., (Brazil) (a)	3,779
5,053	ROI Acquisition Corp. II (a)	51,035

		74,255

	Investment Banking & Brokerage — 0.0% (g)
1,467	Hydra Industries Acquisition Corp. (a) (m)	14,157

	Total Special Purpose Acquisition Companies (Cost $85,356)	88,412

PRINCIPAL AMOUNT
Collateralized Mortgage Obligations — 1.7%
	Agency CMO — 1.7%
	Federal Home Loan Mortgage Corp. REMIC,
844,657	Series 2498, Class TL, IF, IO, 0.930%, 03/15/32 (m)	28,531
597,478	Series 3118, Class SD, IF, IO, 6.519%, 02/15/36 (m)	121,421
585,160	Series 3147, Class LS, IF, IO, 6.469%, 04/15/36 (m)	117,805
3,075,787	Series 3149, IF, IO, 0.350%, 05/15/36	26,293
352,255	Series 3202, Class HI, IF, IO, 6.469%, 08/15/36 (m)	62,445
541,955	Series 3309, Class SG, IF, IO, 5.889%, 04/15/37 (m)	84,831
378,579	Series 3862, Class DI, IO, 5.000%, 04/15/41(m)	66,821
675,689	Series 4265, Class ST, IF, IO, 5.819%, 11/15/43 (m)	104,113
58,077	Federal Home Loan Mortgage Corp. STRIPS, Series 183, Class IO, IO, 7.000%, 04/01/27 (m)	11,184
	Federal National Mortgage Association REMIC,
591,271	Series 2003-87, Class SH, IF, IO, 8.069%, 09/25/33 (m)	120,979
2,031,367	Series 2005-2, Class TH, IF, IO, 0.300%, 08/25/33 (m)	23,693
473,922	Series 2005-69, Class JI, IO, 6.000%, 08/25/35	118,959
559,963	Series 2009-106, Class SA, IF, IO, 6.069%, 01/25/40	101,099
	Government National Mortgage Association,
540,573	Series 1999-40, Class TW, IF, IO, 6.820%, 02/17/29 (m)	114,145
502,697	Series 2001-22, Class SD, IF, IO, 7.318%, 05/16/31 (m)	102,820
546,177	Series 2004-56, Class S, IF, IO, 7.469%, 06/20/33 (m)	122,217

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — continued
860,505	Series 2010-163, Class IO, IO, 5.000%, 12/20/40 (m)	180,437
695,631	Series 2012-50, IO, 6.000%, 06/16/22 (m)	81,786
455,759	Series 2013-86, Class IA, IO, 5.000%, 06/20/43 (m)	104,138
244,933	Series 2014-2, Class TI, IO, 5.500%, 01/20/44 (m)	52,913
440,121	Series 2014-161, Class IL, IO, 1.000%, 11/20/44 (m)	19,631
526,187	Series 2014-161, Class SL, IF, IO, 6.621%, 11/20/44 (m)	107,436
208,969	Series 2015-13, IO, 6.623%, 07/20/37 (m)	48,592

	Total Collateralized Mortgage Obligations (Cost $1,782,898)	1,922,289

Convertible Bonds — 5.3%
	Consumer Discretionary — 0.9%
	Automobiles — 0.3%
200,000	Tesla Motors, Inc., 1.500%, 06/01/18	371,625

	Household Durables — 0.2%
	Jarden Corp.,
23,000	1.125%, 03/15/34 (m)	26,594
12,000	1.875%, 09/15/18 (m)	19,905
11,000	Lennar Corp., 3.250%, 11/15/21 (e) (m)	21,725
200,000	Toll Brothers Finance Corp., 0.500%, 09/15/32	205,875

		274,099

	Internet & Catalog Retail — 0.3%
23,000	Ctrip.com International Ltd., 1.250%, 10/15/18 (Cayman Islands) (m)	25,401
	Priceline Group, Inc. (The),
6,000	0.350%, 06/15/20 (m)	7,072
5,000	1.000%, 03/15/18 (m)	7,000
172,000	Vipshop Holdings Ltd., (Cayman Islands), 1.500%, 03/15/19 (m)	262,300

		301,773

	Media — 0.1%
	Liberty Interactive LLC,
17,000	0.750%, 03/30/43 (m)	24,607
24,000	1.000%, 09/30/43 (e) (m)	22,575
27,000	Liberty Media Corp., 1.375%, 10/15/23 (m)	27,034

		74,216

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	11

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Convertible Bonds — continued
	Textiles, Apparel & Luxury Goods — 0.0% (g)
	Iconix Brand Group, Inc.,
8,000	1.500%, 03/15/18 (m)	8,270
8,000	2.500%, 06/01/16 (m)	8,290

		16,560

	Total Consumer Discretionary	1,038,273

	Energy — 0.3%
	Energy Equipment & Services — 0.1%
34,000	Hornbeck Offshore Services, Inc., 1.500%, 09/01/19 (m)	28,581
19,000	SEACOR Holdings, Inc., 2.500%, 12/15/27 (m)	19,725

		48,306

	Oil, Gas & Consumable Fuels — 0.2%
	Chesapeake Energy Corp.,
7,000	2.500%, 05/15/37 (m)	6,702
12,000	2.500%, 05/15/37 (m)	11,558
11,000	2.750%, 11/15/35 (m)	11,014
250,000	Cobalt International Energy, Inc., 3.125%, 05/15/24	195,469
49,000	Peabody Energy Corp., 4.750%, 12/15/41 (m)	14,914
18,000	Stone Energy Corp., 1.750%, 03/01/17 (m)	16,830

		256,487

	Total Energy	304,793

	Financials — 0.4%
	Capital Markets — 0.1%
32,000	Ares Capital Corp., 5.750%, 02/01/16 (m)	32,740
18,000	Jefferies Group LLC, 3.875%, 11/01/29 (m)	18,360
30,000	Prospect Capital Corp., 4.750%, 04/15/20 (m)	29,138

		80,238

	Real Estate Investment Trusts (REITs) — 0.3%
210,000	American Realty Capital Properties, Inc., 3.750%, 12/15/20	201,600
33,000	Annaly Capital Management, Inc., 5.000%, 05/15/15 (m)	33,021
29,000	Colony Capital, Inc., 3.875%, 01/15/21 (m)	31,574
29,000	DDR Corp., 1.750%, 11/15/40 (m)	33,658
14,000	Host Hotels & Resorts LP, 2.500%, 10/15/29 (e) (m)	22,015
	Spirit Realty Capital, Inc.,
12,000	2.875%, 05/15/19 (m)	11,827
11,000	3.750%, 05/15/21 (m)	10,897

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Real Estate Investment Trusts (REITs) — continued
	Starwood Property Trust, Inc.,
15,000	4.000%, 01/15/19 (m)	16,978
10,000	4.550%, 03/01/18 (m)	10,875

		372,445

	Thrifts & Mortgage Finance — 0.0% (g)
	Radian Group, Inc.,
8,000	2.250%, 03/01/19 (m)	13,570
8,000	3.000%, 11/15/17 (m)	12,840

		26,410

	Total Financials	479,093

	Health Care — 0.7%
	Biotechnology — 0.2%
32,000	Acorda Therapeutics, Inc., 1.750%, 06/15/21 (m)	31,440
31,000	Aegerion Pharmaceuticals, Inc., 2.000%, 08/15/19 (e) (m)	27,318
	BioMarin Pharmaceutical, Inc.,
16,000	0.750%, 10/15/18 (m)	21,860
15,000	1.500%, 10/15/20 (m)	21,047
25,000	Cepheid, 1.250%, 02/01/21 (m)	27,594
8,000	Gilead Sciences, Inc., Series D, 1.625%, 05/01/16 (m)	35,305
28,000	Isis Pharmaceuticals, Inc., 1.000%, 11/15/21 (e) (m)	30,345
24,000	PDL BioPharma, Inc., 4.000%, 02/01/18 (m)	23,085

		217,994

	Health Care Equipment & Supplies — 0.1%
	Hologic, Inc.,
7,000	SUB, 0.000%, 12/15/43 (m)	8,216
7,000	Series 2010, SUB, 2.000%, 12/15/37 (m)	10,505
7,000	Series 2012, SUB, 2.000%, 03/01/42 (m)	8,754
22,000	NuVasive, Inc., 2.750%, 07/01/17 (m)	27,101
19,000	Teleflex, Inc., 3.875%, 08/01/17 (m)	37,525

		92,101

	Health Care Providers & Services — 0.1%
16,000	Anthem, Inc., 2.750%, 10/15/42 (m)	32,270
21,000	Molina Healthcare, Inc., 1.125%, 01/15/20 (m)	32,104
28,000	Omnicare, Inc., 3.500%, 02/15/44 (m)	37,625

		101,999

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Convertible Bonds — continued
	Life Sciences Tools & Services — 0.0% (g)
	Illumina, Inc.,
13,000	0.250%, 03/15/16 (m)	28,665
8,000	0.500%, 06/15/21 (e) (m)	9,250

		37,915

	Pharmaceuticals — 0.3%
200,000	Depomed, Inc., 2.500%, 09/01/21	281,375

	Total Health Care	731,384

	Industrials — 0.5%
	Air Freight & Logistics — 0.0% (g)
27,000	UTi Worldwide, Inc., 4.500%, 03/01/19 (United Kingdom) (m)	26,831

	Construction & Engineering — 0.2%
EUR 150,000	Fomento de Construcciones y Contratas S.A., 6.500%, 10/30/20 (Spain) (m)	176,007

	Electrical Equipment — 0.3%
50,000	General Cable Corp., SUB, 4.500%, 11/15/29 (m)	38,094
200,000	SolarCity Corp., 2.750%, 11/01/18	230,125

		268,219

	Machinery — 0.0% (g)
19,000	Trinity Industries, Inc., 3.875%, 06/01/36 (m)	24,664

	Transportation Infrastructure — 0.0% (g)
22,000	Macquarie Infrastructure Co. LLC, 2.875%, 07/15/19 (m)	25,644

	Total Industrials	521,365

	Information Technology — 1.9%
	Communications Equipment — 0.0% (g)
	Ciena Corp.,
11,000	0.875%, 06/15/17 (m)	10,945
8,000	3.750%, 10/15/18 (e) (m)	10,450

		21,395

	Internet Software & Services — 0.5%
26,000	Akamai Technologies, Inc., Zero Coupon, 02/15/19 (m)	28,357
33,000	AOL, Inc., 0.750%, 09/01/19 (e) (m)	33,227
23,000	j2 Global, Inc., 3.250%, 06/15/29 (m)	27,327
26,000	MercadoLibre, Inc., 2.250%, 07/01/19 (e) (m)	33,296
200,000	Monster Worldwide, Inc., 3.500%, 10/15/19 (e)	259,000
25,000	SINA Corp., 1.000%, 12/01/18 (Cayman Islands) (m)	23,375

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Internet Software & Services — continued
	Twitter, Inc.,
17,000	0.250%, 09/15/19 (e) (m)	15,534
17,000	1.000%, 09/15/21 (e) (m)	15,406
25,000	WebMD Health Corp., 2.500%, 01/31/18 (m)	25,453
39,000	Yandex N.V., 1.125%, 12/15/18 (Netherlands) (m)	34,076
27,000	YY, Inc., 2.250%, 04/01/19 (Cayman Islands) (m)	25,228

		520,279

	IT Services — 0.0% (g)
35,000	Euronet Worldwide, Inc., 1.500%, 10/01/44 (e) (m)	38,347

	Semiconductors & Semiconductor Equipment — 1.1%
	Intel Corp.,
8,000	3.250%, 08/01/39 (m)	13,035
9,000	3.482%, 12/15/35 (m)	11,464
	Lam Research Corp.,
6,000	0.500%, 05/15/16 (m)	7,575
12,000	1.250%, 05/15/18 (m)	16,290
19,000	Microchip Technology, Inc., 2.125%, 12/15/37 (m)	36,136
	Micron Technology, Inc.,
1,000	Series D, 3.125%, 05/01/32 (m)	2,914
303,000	Series G, 3.000%, 11/15/43	342,579
4,000	Novellus Systems, Inc., 2.625%, 05/15/41 (m)	8,812
222,000	NVIDIA Corp., 1.000%, 12/01/18	271,395
200,000	ON Semiconductor Corp., Series B, 2.625%, 12/15/26	248,625
150,000	SunEdison, Inc., 2.375%, 04/15/22 (e)	182,156
24,000	Xilinx, Inc., 2.625%, 06/15/17 (m)	36,420

		1,177,401

	Software — 0.2%
12,000	Cadence Design Systems, Inc., 2.625%, 06/01/15 (m)	30,007
22,000	Citrix Systems, Inc., 0.500%, 04/15/19 (e) (m)	23,375
20,000	Electronic Arts, Inc., 0.750%, 07/15/16 (m)	36,600
24,000	Nuance Communications, Inc., 2.750%, 11/01/31 (m)	23,925
100,000	Take-Two Interactive Software, Inc., 1.750%, 12/01/16	133,063
23,000	Verint Systems, Inc., 1.500%, 06/01/21 (m)	26,809

		273,779

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	13

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Convertible Bonds — continued
	Technology Hardware, Storage & Peripherals — 0.1%
33,000	Electronics For Imaging, Inc., 0.750%, 09/01/19 (e) (m)	34,011
	SanDisk Corp.,
10,000	0.500%, 10/15/20 (m)	10,287
12,000	1.500%, 08/15/17 (m)	17,250

		61,548

	Total Information Technology	2,092,749

	Materials — 0.3%
	Construction Materials — 0.2%
200,000	Cemex SAB de CV, 3.750%, 03/15/18 (Mexico) (m)	245,000

	Metals & Mining — 0.1%
11,000	Newmont Mining Corp., Series B, 1.625%, 07/15/17 (m)	11,502
18,000	Stillwater Mining Co., Series SWC, 1.750%, 10/15/32 (m)	21,307
22,000	United States Steel Corp., 2.750%, 04/01/19 (m)	26,428

		59,237

	Total Materials	304,237

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
EUR 200,000	Telecom Italia Finance S.A., (Luxembourg), Reg. S, 6.125%, 11/15/16 (m)	306,257

	Total Convertible Bonds (Costs $5,765,935)	5,778,151

Corporate Bonds — 3.0%
	Consumer Discretionary — 0.4%
	Hotels, Restaurants & Leisure — 0.4%
502,000	Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 11.000%, 10/01/21 (e)	449,290

	Total Consumer Discretionary	449,290

	Consumer Staples — 0.4%
	Food & Staples Retailing — 0.4%
	New Albertsons, Inc.,
217,000	7.450%, 08/01/29	211,033
16,000	8.000%, 05/01/31	15,840
	Tesco plc, (United Kingdom),
EUR 150,000	5.125%, 04/10/47 (m)	184,585
GBP50,000	6.125%, 02/24/22 (m)	85,230

	Total Consumer Staples	496,688

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
182,000	Comstock Resources, Inc., 10.000%, 03/15/20 (e)	178,360
16,000	Penn Virginia Corp., 8.500%, 05/01/20	15,600

	Total Energy	193,960

	Financials — 0.1%
	Real Estate Investment Trusts (REITs) — 0.1%
114,000	ARC Properties Operating Partnership LP, 4.600%, 02/06/24	111,862

	Industrials — 0.4%
	Commercial Services & Supplies — 0.4%
484,000	Altegrity, Inc., 9.500%, 07/01/19 (e)	464,640

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
	Telecom Italia Capital S.A., (Italy),
54,000	6.000%, 09/30/34 (m)	56,430
116,000	7.200%, 07/18/36 (m)	132,820
31,000	7.721%, 06/04/38 (m)	36,813
	Wind Acquisition Finance S.A., (Luxembourg),
200,000	4.750%, 07/15/20 (e) (m)	200,000
200,000	7.375%, 04/23/21 (e) (m)	204,750

	Total Telecommunication Services	630,813

	Utilities — 0.9%
	Electric Utilities — 0.9%
815,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250%, 12/01/18 (d) (e)	953,550

	Total Corporate Bonds (Cost $3,287,029)	3,300,803

Foreign Government Securities — 0.1%
	Hellenic Republic, (Greece),
EUR 8,000	3.000%, 02/24/23 (m)	5,300
EUR8,000	3.000%, 02/24/24 (m)	5,289
EUR8,000	3.000%, 02/24/25 (m)	5,192
EUR8,000	3.000%, 02/24/26 (m)	4,986
EUR 8,000	3.000%, 02/24/27 (m)	4,900
EUR8,000	3.000%, 02/24/28 (m)	4,851
EUR8,000	3.000%, 02/24/29 (m)	4,845
EUR8,000	3.000%, 02/24/30 (m)	4,827
EUR8,000	3.000%, 02/24/31 (m)	4,827
EUR8,000	3.000%, 02/24/32 (m)	4,879
EUR8,000	3.000%, 02/24/33 (m)	4,828
EUR8,000	3.000%, 02/24/34 (m)	4,828

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Foreign Government Securities — continued
	Hellenic Republic, (Greece), — continued
EUR8,000	3.000%, 02/24/35 (m)	4,828
EUR8,000	3.000%, 02/24/36 (m)	4,834
EUR8,000	3.000%, 02/24/37 (m)	4,845
EUR8,000	3.000%, 02/24/38 (m)	4,828
EUR8,000	3.000%, 02/24/39 (m)	4,819
EUR8,000	3.000%, 02/24/40 (m)	4,832
EUR 8,000	3.000%, 02/24/41 (m)	4,819
EUR 8,000	3.000%, 02/24/42 (m)	4,828

	Total Foreign Government Securities (Cost $107,745)	98,185

NUMBER OF RIGHTS
Right — 0.0% (g)
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
6,000	Sanofi, (France), expiring 12/31/20 (m) (Cost $4,830)	4,260

NUMBER OF WARRANTS
Warrants — 1.4%
	Consumer Discretionary — 0.0% (g)
	Distributors — 0.0% (g)
18,750	KBS Fashion Group Ltd., (China), expiring 01/22/18 (Strike Price $11.50) (a) (m)	2,812

	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
6,700	FieldPoint Petroleum Corp., expiring 03/23/18 (Strike Price $4.00) (a) (m)	1,541
33,241	Kinder Morgan, Inc., expiring 05/25/2017 (Strike Price $40.00) (a) (m)	162,216

	Total Energy	163,757

	Financials — 0.7%
	Banks — 0.6%
37,600	Associated Banc-Corp, expiring 11/21/18 (Strike Price $19.77) (a) (m)	96,632
500	First Financial Bancorp, expiring 12/23/18 (Strike Price $12.20) (a)	2,825
12,378	National Commercial Bank (The), expiring 11/20/17 (Strike Price $1.00) (a) (m)	230,801
7,000	PNC Financial Services Group, Inc./The, expiring 12/31/18 (Strike Price $67.33) (a) (m)	175,840

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

	Banks — continued
14,862	SunTrust Banks, Inc., expiring 11/14/18 (Strike Price $44.15) (a)	73,938
30,000	Valley National Bancorp, expiring 11/14/18 (Strike Price $16.11) (a)	6,002
9,705	Zions Bancorporation, expiring 11/14/18 (Strike Price $36.27) (a)	23,292
250	expiring 05/22/20 (Strike Price $36.36) (a)	1,053

		610,383

	Capital Markets — 0.1%
15,965	Alinma Bank, (Aruba), expiring 04/16/18 (Strike Price $0.00) (a) (m)	104,411

	Diversified Financial Services — 0.0% (g)
10,000	Cis Acquisition Ltd., (Russia), expiring 12/18/17 (Strike Price $10.00) (a) (m)	2,275

	Total Financials	717,069

	Health Care — 0.1%
	Biotechnology — 0.1%
54,819	BioTime, Inc., expiring 10/01/18 (Strike Price $5.00) (a) (m)	120,602
10,000	CEL-SCI Corp., expiring 10/11/18 (Strike Price $1.25) (a) (m)	2,599
6,225	Medgenics, Inc., expiring 04/12/16 (Strike Price $6.00) (a) (m)	16,496

		139,697

	Health Care Equipment & Supplies — 0.0% (g)
1,875	Capnia, Inc., expiring 11/13/19 (Strike Price $6.50) (a)	2,063

	Total Health Care	141,760

	Industrials — 0.0% (g)
	Machinery — 0.0% (g)
10,000	Blue Bird Corp., expiring 02/24/20 (Strike Price $5.75) (a) (m)	14,000

	Information Technology — 0.1%
	Communications Equipment — 0.0% (g)
10,000	DragonWave, Inc., (Canada), expiring 08/01/16 (Strike Price CAD 2.25) (a) (m)	400

	Electronic Equipment, Instruments & Components — 0.0% (g)
20,592	Applied DNA Sciences, Inc., expiring 11/14/19 (Strike Price $3.50) (a) (m)	22,651

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	15

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Warrants — continued
	Electronic Equipment, Instruments & Components — continued
5,000	RMG Networks Holding Corp., expiring 04/08/18 (Strike Price $11.50) (a)	401

		23,052

	Internet Software & Services — 0.0% (g)
12,000	Global Eagle Entertainment, Inc., expiring 05/13/16 (Strike Price $11.50) (a)	56,400

	Semiconductors & Semiconductor Equipment — 0.1%
26,095	Solar3D, Inc., expiring 03/09/20 (Strike Price $4.15) (a) (m)	65,238

	Total Information Technology	145,090

	Materials — 0.3%
	Construction Materials — 0.3%
9,969	U.S. Concrete, Inc., expiring 8/31/17 (Strike Price $22.69) (a) (m)	150,133
17,403	expiring 8/31/17 (Strike Price $26.68) (a) (m)	205,355

		355,488

	Metals & Mining — 0.0% (g)
14,257	HudBay Minerals, Inc., (Canada), expiring 07/20/18 (Strike Price CAD15.00) (a) (m)	19,498

	Total Materials	374,986

	Total Warrants (Cost $1,334,834)	1,559,474

NUMBER OF CONTRACTS
Options Purchased — 0.6%
	Call Options Purchased — 0.2%
9	Altera Corp., Expiring 05/15/15 at $44.00, American Style	2,002
10	Carnival Corp., Expiring 01/15/16 at $55.00, American Style	475
10	Citigroup, Inc., Expiring 01/15/16 at $55.00, American Style	3,040
31	Citigroup, Inc., Expiring 01/15/16 at $85.00, American Style	78
EUR 19	Commerzbank AG, Expiring 06/19/15 at EUR11.50, American Style	1,984
20	E-mini S&P 500, Expiring 06/19/15 at $2,150.00, American Style	9,250

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Call Options Purchased — continued
150	General Motors Co., Expiring 01/15/16 at $42.00, American Style	8,250
67	Global Eagle Entertainment, Inc., Expiring 05/15/15 at $17.50, American Style	1,340
15	IDEXX Laboratories, Inc., Expiring 06/19/15 at $130.00, American Style	4,875
GBP2	Imperial Tobacco Finance plc, Expiring 06/19/15 at GBP3,100.00, American Style	5,096
50	iShares MSCI Brazil Capped ETF, Expiring 01/15/16 at $30.00, American Style	35,500
100	iShares MSCI Brazil Capped ETF, Expiring 01/15/6 at $35.00, American Style	38,250
75	iShares MSCI Spain Capped ETF, Expiring 07/17/15 at $36.00, American Style	11,063
14	Mylan N.V., Expiring 05/15/15 at $70.00, American Style	5,670
3	Mylan N.V., Expiring 07/17/15 at $70.00, American Style	2,047
7	NCR Corp., Expiring 07/17/15 at $30.00, American Style	455
34	NCR Corp., Expiring 01/15/16 at $35.00, American Style	2,295
78	ProShares UltraShort 20+ Year Treasury, Expiring 01/15/16 at $50.00, American Style	20,592
50	SPDR S&P Homebuilders ETF, Expiring 06/19/15 at $36.00, American Style	2,075
25	Time Warner Cable, Inc., Expiring 07/17/15 at $140.00, American Style	43,250
9	TJX Cos Inc. (The), Expiring 05/15/15 at $70.00, American Style	23
1	US Concrete, Inc., Expiring 08/21/15 at $35.00, American Style	325
28	US Concrete, Inc., Expiring 08/21/15 at $40.00, American Style	3,220

	Total Call Options Purchased	201,155

	Put Options Purchased — 0.4%
6	Alibaba Group Holding Ltd., Expiring 07/17/15 at $75.00, American Style	1,287
13	Alibaba Group Holding Ltd., Expiring 01/15/16 at $77.50, American Style	8,482
EUR 38	Alstom S.A., Expiring 09/18/15 at EUR24.00, American Style	2,859
114	AT&T, Inc., Expiring 06/19/15 at $35.00, American Style	13,851

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

Long Positions — continued
Options Purchased — continued
	Put Options Purchased — continued
5	Beazer Homes USA, Inc., Expiring 05/15/15 at $12.00, American Style	12
EUR 11	Dow Jones Euro STOXX 50 Index, Expiring 06/19/15 at EUR3,450.00, European Style	8,979
EUR 30	Dow Jones Euro STOXX 50 Index, Expiring 06/19/15 at EUR3,525.00, European Style	33,180
175	Financial Select Sector SPDR Fund, Expiring 06/19/15 at $23.00, American Style	3,237
23	Global Eagle Entertainment, Inc., Expiring 08/21/15 at $12.50, American Style	2,415
115	iShares China Large-Cap ETF, Expiring 01/15/16 at $40.00, American Style	10,350
50	iShares MSCI Brazil Capped ETF, Expiring 01/15/16 at $30.00, American Style	8,250
64	iShares MSCI Brazil Capped ETF, Expiring 01/15/16 at $39.00, American Style	36,960
250	iShares MSCI Hong Kong ETF, Expiring 06/19/15 at $19.00, American Style	625
10	Mylan N.V., Expiring 10/16/15 at $65.00, American Style	3,425
2	Netflix, Inc., Expiring 07/17/15 at $400.00, American Style	403
1	Netflix, Inc., Expiring 07/17/15 at $425.00, American Style	335
1	Netflix, Inc., Expiring 07/17/15 at $450.00, American Style	565
4	Netflix, Inc., Expiring 09/18/15 at $385.00, American Style	1,166
13	S&P 500 Index, Expiring 05/15/15 at $2,050.00, American Style	15,080
23	S&P 500 Index, Expiring 06/30/15 at $2,000.00, European Style	54,050
50	SolarCity Corp., Expiring 01/15/16 at $20.00, American Style	1,450
32	SPDR S&P 500 ETF Trust, Expiring 06/19/15 at $187.00, American Style	1,856
10	SPDR S&P 500 ETF Trust, Expiring 06/30/15 at $182.00, American Style	540
10	SPDR S&P 500 ETF Trust, Expiring 06/30/15 at $187.00, American Style	815
676	SPDR S&P 500 ETF Trust, Expiring 07/17/15 at $160.00, American Style	12,844
75	SPDR S&P 500 ETF Trust, Expiring 09/18/15 at $195.00, American Style	31,575
25	SPDR S&P 500 ETF Trust, Expiring 12/31/15 at $181.00, American Style	10,563
50	SPDR S&P Homebuilders ETF, Expiring 06/19/15 at $36.00, American Style	9,250

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Put Options Purchased — continued
36	SunEdison, Inc., Expiring 01/15/2016 at $12.00, American Style	828
14	Time Warner Cable, Inc., Expiring 07/17/15 at $145.00, American Style	4,060
37	Time Warner Cable, Inc., Expiring 10/16/15 at $155.00, American Style	33,485
40	Toll Brothers Finance Corp., Expiring 09/18/15 at $30.00, American Style	2,100
87	US Concrete, Inc., Expiring 08/21/15 at $35.00, American Style	18,488
28	Viacom, Inc., Expiring 09/18/15 at $77.50, American Style	27,020
EUR 65	Vivendi S.A., Expiring 09/18/15 at EUR21.00, American Style	4,744
EUR 188	Vivendi S.A., Expiring 09/18/15 at EUR22.00, American Style	21,954
EUR 24	Vivendi S.A., Expiring 12/18/15 at EUR22.00, American Style	3,800
6	William Lyon Homes, Expiring 05/15/15 at $15.00, American Style	90
6	William Lyon Homes, Expiring 08/21/15 at $12.50, American Style	150

	Total Put Options Purchased	391,123

	Total Options Purchased (Cost $757,375)	592,278

SHARES
Short-Term Investment — 14.2%
	Investment Company — 14.2%
15,599,253	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) ^^ (Cost $15,599,253)	15,599,253

	Total Investments, Before Short Positions — 84.2% (Cost $90,752,011)	92,194,206
	Other Assets in Excess of Liabilities — 15.8%	17,341,059

	NET ASSETS — 100.0%	$109,535,265

Short Positions — 34.7%
Common Stocks — 21.8%
	Consumer Discretionary — 3.2%
	Auto Components — 0.2%
900	Autoliv, Inc., (Sweden)	106,848
1,500	BorgWarner, Inc.	88,800

		195,648

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	17

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

Short Positions — continued
Common Stocks — continued
	Automobiles — 0.5%
6,120	Ford Motor Co.	96,696
4,414	General Motors Co.	154,755
1,466	Tesla Motors, Inc. (a)	331,389

		582,840

	Hotels, Restaurants & Leisure — 0.3%
4,400	Carnival plc, ADR	199,276
400	Melco Crown Entertainment Ltd., (Hong Kong), ADR	8,168
800	Wynn Resorts Ltd.	88,856

		296,300

	Household Durables — 0.4%
200	Jarden Corp. (a)	10,236
2,500	Lennar Corp., Class A	114,500
7,400	Newell Rubbermaid, Inc.	282,162
662	Toll Brothers, Inc. (a)	23,527

		430,425

	Internet & Catalog Retail — 0.2%
200	TripAdvisor, Inc. (a)	16,098
6,175	Vipshop Holdings Ltd., (China), ADR (a)	174,691

		190,789

	Media — 1.0%
627	Charter Communications, Inc., Class A (a)	117,287
1,412	Gannett Co., Inc.	48,460
5,800	Quebecor, Inc., (Canada), Class B	159,506
1,600	Scripps Networks Interactive, Inc., Class A	111,776
177,837	Sirius XM Holdings, Inc. (a)	702,456

		1,139,485

	Multiline Retail — 0.2%
2,610	Dollar Tree, Inc. (a)	199,430
300	Macy’s, Inc.	19,389

		218,819

	Specialty Retail — 0.3%
2,700	Foot Locker, Inc.	160,515
500	Home Depot, Inc. (The)	53,490
1,866	Staples, Inc.	30,453
600	Williams-Sonoma, Inc.	44,118

		288,576

	Textiles, Apparel & Luxury Goods — 0.1%
400	Ralph Lauren Corp.	53,364

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Textiles, Apparel & Luxury Goods— continued
1,200	Under Armour, Inc., Class A (a)	93,060

		146,424

	Total Consumer Discretionary	3,489,306

	Consumer Staples — 2.0%
	Beverages — 0.1%
1,000	Brown-Forman Corp., Class B	90,230
100	Constellation Brands, Inc., Class A (a)	11,594

		101,824

	Food & Staples Retailing — 0.3%
2,200	Costco Wholesale Corp.	314,710

	Food Products — 1.0%
4,300	Campbell Soup Co.	192,253
2,800	J.M. Smucker Co. (The)	324,576
3,900	McCormick & Co., Inc. (Non-Voting)	293,670
3,570	Tyson Foods, Inc., Class A	141,015
3,416	Unilever N.V., (United Kingdom)	148,528

		1,100,042

	Household Products — 0.4%
2,000	Church & Dwight Co., Inc.	162,340
4,700	Colgate-Palmolive Co.	316,216

		478,556

	Tobacco — 0.2%
2,612	Reynolds American, Inc.	191,460

	Total Consumer Staples	2,186,592

	Energy — 2.4%
	Energy Equipment & Services — 0.7%
200	Cameron International Corp. (a)	10,964
400	FMC Technologies, Inc. (a)	17,640
12,601	Halliburton Co.	616,819
900	Helmerich & Payne, Inc.	70,173
4,900	Weatherford International plc, (Switzerland) (a)	71,295

		786,891

	Oil, Gas & Consumable Fuels — 1.7%
2,500	Cabot Oil & Gas Corp.	84,550
1,000	Cobalt International Energy, Inc. (a)	10,700
1,392	Continental Resources, Inc. (a)	73,261
25,257	Kinder Morgan, Inc.	1,084,788
2,300	ONEOK, Inc.	110,630
700	Range Resources Corp.	44,492

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
8,400	Southwestern Energy Co. (a)	235,452
5,500	Spectra Energy Corp.	204,875
300	Williams Cos., Inc. (The)	15,357

		1,864,105

	Total Energy	2,650,996

	Financials — 4.1%
	Banks — 2.7%
19,475	Associated Banc-Corp.	366,325
5,400	Bank of America Corp.	86,022
5,500	BB&T Corp.	210,595
3,400	CIT Group, Inc.	153,102
425	First Financial Bancorp	7,335
24,300	Huntington Bancshares, Inc.	263,898
5,900	KeyCorp	85,255
1,400	M&T Bank Corp.	167,538
9,886	PNC Financial Services Group, Inc. (The)	906,843
10,596	SunTrust Banks, Inc.	439,734
300	SVB Financial Group (a)	39,828
5,475	Zions Bancorporation	155,134

		2,881,609

	Capital Markets — 0.6%
700	BlackRock, Inc.	254,758
3,000	Charles Schwab Corp. (The)	91,500
3,300	Raymond James Financial, Inc.	186,549
1,400	T. Rowe Price Group, Inc.	113,652
200	TD Ameritrade Holding Corp.	7,250

		653,709

	Consumer Finance — 0.1%
1,400	American Express Co.	108,430

	Diversified Financial Services — 0.3%
1,600	CME Group, Inc.	145,456
700	Intercontinental Exchange, Inc.	157,171
500	MSCI, Inc.	30,595

		333,222

	Insurance — 0.2%
11,500	Maiden Holdings Ltd., (Bermuda)	167,095
983	XL Group plc, (Ireland)	36,450

		203,545

	Real Estate Investment Trusts (REITs) — 0.1%
1,598	Crown Castle International Corp.	133,481

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Real Estate Management & Development — 0.1%
4,756	CK Hutchison Holdings Ltd., (Hong Kong)	103,168
200	Howard Hughes Corp. (The) (a)	29,694

		132,862

	Total Financials	4,446,858

	Health Care — 0.4%
	Biotechnology — 0.2%
7,805	BioTime, Inc. (a)	40,040
31,072	CorMedix, Inc. (a)	233,040

		273,080

	Health Care Equipment & Supplies — 0.0% (g)
100	Sirona Dental Systems, Inc. (a)	9,275

	Health Care Providers & Services — 0.0% (g)
300	Brookdale Senior Living, Inc. (a)	10,869

	Pharmaceuticals — 0.2%
8,516	Depomed, Inc. (a)	198,082

	Total Health Care	491,306

	Industrials — 2.1%
	Aerospace & Defense — 0.1%
500	Precision Castparts Corp.	103,345

	Building Products — 0.2%
100	Allegion plc, (Ireland)	6,115
2,800	Fortune Brands Home & Security, Inc.	124,880
2,800	Masco Corp.	74,172

		205,167

	Commercial Services & Supplies — 0.1%
800	Stericycle, Inc. (a)	106,744

	Construction & Engineering — 0.1%
3,400	Jacobs Engineering Group, Inc. (a)	145,724

	Electrical Equipment — 0.5%
4,200	AMETEK, Inc.	220,164
1,300	Rockwell Automation, Inc.	154,180
2,050	SolarCity Corp. (a)	123,102

		497,446

	Industrial Conglomerates — 0.0% (g)
300	Roper Technologies, Inc.	50,451

	Machinery — 0.7%
1,550	Blue Bird Corp. (a)	18,445
800	Caterpillar, Inc.	69,504
2,600	Colfax Corp. (a)	128,934

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	19

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

Short Positions — continued
Common Stocks — continued
	Machinery — continued
600	Dover Corp.	45,432
3,400	Ingersoll-Rand plc	223,856
200	Middleby Corp. (The) (a)	20,268
200	Pall Corp.	19,464
1,900	Parker-Hannifin Corp.	226,784
100	Pentair plc, (United Kingdom)	6,215
800	Xylem, Inc.	29,616

		788,518

	Professional Services — 0.0% (g)
100	IHS, Inc., Class A (a)	12,547

	Trading Companies & Distributors — 0.4%
5,634	Fastenal Co.	240,121
1,000	United Rentals, Inc. (a)	96,580
400	W.W. Grainger, Inc.	99,372

		436,073

	Total Industrials	2,346,015

	Information Technology — 3.6%
	Communications Equipment — 0.0% (g)
300	CommScope Holding Co., Inc. (a)	8,853

	Electronic Equipment, Instruments & Components — 0.0% (g)
10,756	Applied DNA Sciences, Inc. (a)	28,503
800	Trimble Navigation Ltd. (a)	20,344

		48,847

	Internet Software & Services — 1.8%
18,677	Alibaba Group Holding Ltd., (China), ADR (a)	1,518,253
100	CoStar Group, Inc. (a)	20,443
2,000	eBay, Inc. (a)	116,520
4,918	Global Eagle Entertainment, Inc. (a)	62,803
87	Google, Inc., Class A (a)	47,743
30,000	Monster Worldwide, Inc. (a)	176,700
3,950	Pandora Media, Inc. (a)	70,468
100	Twitter, Inc. (a)	3,896

		2,016,826

	IT Services — 0.5%
920	International Business Machines Corp.	157,587
2,500	MasterCard, Inc., Class A	225,525
3,400	Sabre Corp.	84,626
1,101	Teradata Corp. (a)	48,433

		516,171

	Semiconductors & Semiconductor Equipment — 0.7%
9,249	Micron Technology, Inc. (a)	260,174

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Semiconductors & Semiconductor Equipment — continued
6,900	NVIDIA Corp.	153,146
13,342	ON Semiconductor Corp. (a)	153,700
15,700	Solar3D, Inc. (a)	69,708
4,391	SunEdison, Inc. (a)	111,180

		747,908

	Software — 0.4%
500	ANSYS, Inc. (a)	42,920
100	Autodesk, Inc. (a)	5,683
100	CDK Global, Inc.	4,792
200	NetSuite, Inc. (a)	19,114
1,100	Nintendo Co., Ltd., (Japan)	184,690
4,583	Take-Two Interactive Software, Inc. (a)	108,617
200	Workday, Inc., Class A (a)	18,242

		384,058

	Technology Hardware, Storage & Peripherals — 0.2%
1,952	Seagate Technology plc	114,621
558	Western Digital Corp.	54,539

		169,160

	Total Information Technology	3,891,823

	Materials — 2.2%
	Chemicals — 0.4%
1,700	Celanese Corp., Series A	112,812
4,300	E.I. du Pont de Nemours & Co.	314,760
200	W.R. Grace & Co. (a)	19,344

		446,916

	Construction Materials — 0.9%
14,230	Cemex S.A.B. de C.V., (Mexico), ADR (a)	136,892
22,772	U.S. Concrete, Inc. (a)	826,624

		963,516

	Metals & Mining — 0.9%
22,004	ArcelorMittal, (Luxembourg)	234,592
20,916	First Quantum Minerals Ltd., (Canada)	320,371
5,821	Freeport-McMoRan, Inc.	135,455
4,550	Goldcorp, Inc., (Canada)	85,677
5,743	HudBay Minerals, Inc., (Canada)	56,787
1,400	Rio Tinto plc, (United Kingdom), ADR	62,706
7,200	Vale S.A., (Brazil), ADR	55,296

		950,884

	Total Materials	2,361,316

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

Short Positions — continued
Common Stocks — continued
	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
19,259	AT&T, Inc.	667,132
109,000	Telecom Italia S.p.A., (Italy) (a)	128,649

		795,781

	Wireless Telecommunication Services — 0.0% (g)
300	Sprint Corp. (a)	1,539

	Total Telecommunication Services	797,320

	Utilities — 1.1%
	Electric Utilities — 0.2%
1,950	NextEra Energy, Inc.	196,813

	Independent Power & Renewable Electricity Producers — 0.2%
17,100	AES Corp.	226,575
1,700	Calpine Corp. (a)	37,077

		263,652

	Multi-Utilities — 0.7%
4,500	Dominion Resources, Inc.	322,560
2,200	NiSource, Inc.	95,524
5,900	Public Service Enterprise Group, Inc.	245,086
2,800	Wisconsin Energy Corp.	137,536

		800,706

	Total Utilities	1,261,171

	Total Common Stocks (Proceeds $23,875,404)	23,922,703

Exchange Traded Funds — 12.5%
	Fixed Income — 0.1%
2,838	SPDR Barclays Convertible Securities ETF	137,274

	International Equity — 0.6%
10,912	iShares MSCI Brazil Capped ETF	395,124
3,596	iShares MSCI Emerging Markets ETF	154,196
2,250	iShares MSCI Switzerland Capped ETF	77,715

	Total International Equity	627,035

	U.S. Equity — 11.8%
1,000	Consumer Discretionary Select Sector SPDR Fund	75,310
5,100	Consumer Staples Select Sector SPDR Fund	246,687

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	U.S. Equity — continued
1,800	Energy Select Sector SPDR Fund	148,824
3,000	Financial Select Sector SPDR Fund	72,390
1,100	Health Care Select Sector SPDR Fund	78,848
2,900	Industrial Select Sector SPDR Fund	161,327
1,700	Materials Select Sector SPDR Fund	85,714
56,976	SPDR S&P 500 ETF Trust	11,880,636
1,700	Technology Select Sector SPDR Fund	72,386
3,400	Utilities Select Sector SPDR Fund	150,348

	Total U.S. Equity	12,972,470

	Total Exchange Traded Funds (Proceeds $13,709,456)	13,736,779

PRINCIPAL AMOUNT
Convertible Bond — 0.2%
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
250,000	Cobalt International Energy, Inc., 2.625%, 12/01/19	192,500

	(Proceeds $164,226)	192,500

NUMBER OF WARRANTS
Warrants — 0.2%
	Financials — 0.2%
	Banks — 0.2%
20,000	Bank of America Corp., expiring 01/16/19 (Strike Price $13.20) (a)	114,000
50,000	Citigroup, Inc., expiring 01/04/19 (Strike Price $106.10) (a)	36,950

		150,950

	Insurance — 0.0% (g)
1,500	American International Group, Inc., expiring 01/19/21 (Strike Price $45.00) (a)	34,875

	Total Warrants (Proceeds $204,479)	185,825

	Total Securities Sold Short (Proceeds $37,953,565)	38,037,807

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	21

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	Brent Crude Oil Futures ^	05/14/15	66,780	4,329
6	CAC 40 Index ^	05/15/15	337,697	(10,168)
5	Hang Seng Index ^	05/28/15	906,549	7,514
1	Gasoline RBOB Futures ^	05/29/15	85,894	1,086
6	Euro Bund ^	06/08/15	1,055,703	(19,860)
4	10 Year Mini Japanese Government Bond ^	06/10/15	494,975	1,276
2	Low Sulphur Gas Oil Futures ^	06/11/15	119,850	1,572
6	Nikkei 225 Futures ^	06/11/15	490,955	16,651
6	TOPIX Index ^	06/11/15	798,241	31,412
11	10 Year Australian Government Bond ^	06/15/15	1,125,186	(9,391)
1	Brent Crude Oil Futures ^	06/15/15	67,450	1,899
6	10 Year Canadian Government Bond ^	06/19/15	697,372	(14,127)
10	10 Year U.S. Treasury Note	06/19/15	1,283,750	8,104
23	10 Year U.S. Treasury Note ^	06/19/15	2,952,625	(19,468)
2	DJIA Mini E-CBOT ^	06/19/15	177,590	(2,014)
6	Euro STOXX 50 Index ^	06/19/15	240,380	(5,836)
3	E-mini Russell 2000 ^	06/19/15	364,920	(12,895)
3	E-mini S&P 500 ^	06/19/15	311,835	(2,733)
6	FTSE 100 Index ^	06/19/15	638,161	(1,462)
13	NASDAQ 100 E-Mini ^	06/19/15	1,146,145	(2,133)
5	U.S. Long Bond ^	06/19/15	797,969	(25,632)
3	Long Gilt ^	06/26/15	543,943	(4,427)
6	Long Gilt	06/26/15	1,087,885	(7,526)
6	Cocoa Futures ^	07/16/15	184,661	5,174
66	3-Month Euro Euribor ^	09/19/16	18,520,540	(4,723)
133	90 Day EuroDollar ^	09/19/16	32,855,987	7,796
47	90 Day Sterling ^	09/21/16	8,914,417	1,282
	Short Futures Outstanding
(12)	Natural Gas Futures ^	05/27/15	(330,120)	(6,815)
(4)	Euro Bund	06/08/15	(703,802)	9,323
(4)	10 Year Mini Japanese Government Bond	06/10/15	(494,975)	(1,472)
(2)	10 Year Australian Government Bond	06/15/15	(204,579)	832
(9)	LME Aluminum Futures ^	06/15/15	(432,619)	(26,769)
(5)	LME Copper Futures ^	06/15/15	(793,438)	(46,587)
(7)	10 Year Canadian Government Bond	06/19/15	(813,601)	12,352
(2)	CAC 40 Index	06/19/15	(111,611)	3,493
(20)	E-mini S&P 500	06/19/15	(2,078,900)	7,884
(1)	WTI Crude Oil Futures ^	06/22/15	(60,710)	(2,092)
(3)	Gold 100 OZ Futures ^	06/26/15	(354,720)	3,994
(8)	Sugar No. 11 (World) Futures ^	06/30/15	(118,093)	(7,178)
(6)	Corn Futures ^	07/14/15	(109,875)	184
(6)	Soybean Futures ^	07/14/15	(189,660)	1,624
(4)	Soybean Futures ^	07/14/15	(195,200)	2
(4)	Soybean Futures ^	07/14/15	(75,960)	(736)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
(1)	Wheat Futures ^	07/14/15	(24,950)	2,997
(12)	Wheat Futures ^	07/14/15	(284,400)	28,581
(7)	Coffee ‘C’ Futures ^	07/21/15	(360,806)	11,644
(6)	Silver Futures ^	07/29/15	(484,590)	(6,607)

				(69,646)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
132,123	AUD	State Street Corp.	05/13/15	99,590	104,503	4,913
1,212,000	AUD	Morgan Stanley ^	06/19/15	937,667	956,590	18,923
166,528	BRL	BNP Paribas †	05/13/15	51,888	55,095	3,207
20,754	CAD	Royal Bank of Canada	06/16/15	17,208	17,191	(17)
258,000	CAD	Morgan Stanley ^	06/19/15	207,854	213,703	5,849
1,991,000	CHF	Morgan Stanley ^	06/19/15	2,050,742	2,137,788	87,046
1,415,303	CZK	Standard Chartered Bank	05/13/15	57,597	57,907	310
115,386	EUR	Citibank, N.A.	05/13/15	125,106	129,575	4,469
1,301,000	EUR	Morgan Stanley ^	06/19/15	1,391,878	1,461,727	69,849
23,794	GBP	Australia and New Zealand Banking Group Limited	05/13/15	35,430	36,521	1,091
38,072	GBP	State Street Corp.	05/13/15	56,273	58,437	2,164
6,070	GBP	Citibank, N.A.	06/16/15	9,315	9,315	— (h)
1,868,000	GBP	Morgan Stanley ^	06/19/15	2,790,322	2,866,429	76,107
752,284,285	IDR	Deutsche Bank AG †	05/13/15	57,339	57,864	525
32,754	ILS	Citibank, N.A.	06/16/15	8,425	8,483	58
3,586,121	INR	Goldman Sachs International †	05/13/15	56,977	56,292	(685)
750,000	JPY	BNP Paribas	05/13/15	6,301	6,282	(19)
7,320,164	JPY	Citibank, N.A.	05/13/15	61,080	61,312	232
7,401,255	JPY	State Street Corp.	05/13/15	61,905	61,991	86
13,898,884	JPY	Citibank, N.A.	06/16/15	116,910	116,462	(448)
83,000,000	JPY	Morgan Stanley	06/17/15	696,158	695,484	(674)
204,432,000	JPY	Morgan Stanley ^	06/19/15	1,701,550	1,713,053	11,503
1,092,000	MXN	Morgan Stanley ^	06/19/15	72,145	70,937	(1,208)
1,394,438	NOK	Citibank, N.A.	05/13/15	173,121	185,141	12,020
257,836	NZD	State Street Corp.	05/13/15	191,755	196,617	4,862
1,393,000	NZD	Morgan Stanley ^	06/19/15	1,052,480	1,058,282	5,802
2,552,472	PHP	Merrill Lynch International †	05/13/15	57,223	57,205	(18)
229,110	RON	Merrill Lynch International	05/13/15	55,855	58,148	2,293
144,423	SEK	Deutsche Bank AG	05/13/15	16,655	17,334	679
183,474	SEK	Goldman Sachs International	05/13/15	21,306	22,021	715
60,120	SGD	Australia and New Zealand Banking Group Limited	05/13/15	44,243	45,427	1,184
197,000	SGD	Morgan Stanley	05/18/15	147,728	148,838	1,110
145,838	TRY	State Street Corp.	05/13/15	55,583	54,423	(1,160)
260,748	TWD	Goldman Sachs International †	06/16/15	8,562	8,516	(46)
677,696	ZAR	Standard Chartered Bank	05/13/15	56,182	56,882	700
				12,550,353	12,861,775	311,422

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	23

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
45,900	AUD	Goldman Sachs International	05/13/15	34,899	36,304	(1,405)
187,666	AUD	Royal Bank of Canada	05/13/15	141,682	148,435	(6,753)
2,753,000	AUD	Morgan Stanley ^	06/19/15	2,097,374	2,172,849	(75,475)
11,241	CAD	BNP Paribas	05/13/15	9,290	9,316	(26)
622,225	CAD	Royal Bank of Canada	05/13/15	492,314	515,662	(23,348)
737,000	CAD	Morgan Stanley ^	06/19/15	583,072	610,461	(27,389)
559,080	CHF	Morgan Stanley	06/17/15	557,832	600,249	(42,417)
1,536,000	CHF	Morgan Stanley ^	06/19/15	1,545,561	1,649,243	(103,682)
1,415,303	CZK	Royal Bank of Canada	05/13/15	55,597	57,907	(2,310)
1,415,303	CZK	Standard Chartered Bank	06/16/15	57,616	57,933	(317)
58,208	EUR	BNP Paribas	05/13/15	62,742	65,365	(2,623)
32,471	EUR	Citibank, N.A.	05/13/15	35,293	36,464	(1,171)
10,865	EUR	Goldman Sachs International	05/13/15	11,711	12,201	(490)
297,722	EUR	Royal Bank of Canada	05/13/15	322,329	334,333	(12,004)
77,248	EUR	Standard Chartered Bank	05/13/15	84,064	86,748	(2,684)
943,000	EUR	Morgan Stanley	05/18/15	1,007,521	1,059,038	(51,517)
67,122	EUR	Morgan Stanley	06/17/15	72,718	75,412	(2,694)
572,000	EUR	Morgan Stanley ^	06/19/15	612,819	642,666	(29,847)
29,864	GBP	Royal Bank of Canada	05/13/15	44,184	45,838	(1,654)
108,000	GBP	Morgan Stanley	05/18/15	160,265	165,763	(5,498)
35,998	GBP	Morgan Stanley	06/17/15	53,300	55,239	(1,939)
1,970,000	GBP	Morgan Stanley ^	06/19/15	2,941,301	3,022,946	(81,645)
3,259,000	HKD	Morgan Stanley	05/18/15	420,397	420,489	(92)
14,143,731	HUF	Citibank, N.A.	05/13/15	50,940	52,259	(1,319)
231,218	ILS	Goldman Sachs International	05/13/15	58,117	59,876	(1,759)
13,898,884	JPY	Citibank, N.A.	05/13/15	116,870	116,413	457
750,000	JPY	Deutsche Bank AG	05/13/15	6,294	6,282	12
822,535	JPY	Goldman Sachs International	05/13/15	6,880	6,890	(10)
226,000,000	JPY	Morgan Stanley	06/17/15	1,890,357	1,893,727	(3,370)
330,924,000	JPY	Morgan Stanley ^	06/19/15	2,746,115	2,773,005	(26,890)
12,506,000	MXN	Morgan Stanley ^	06/19/15	808,895	812,405	(3,510)
1,055,453	NOK	Credit Suisse International	05/13/15	130,016	140,134	(10,118)
151,259	NZD	Goldman Sachs International	05/13/15	112,098	115,345	(3,247)
1,315,000	NZD	Morgan Stanley ^	06/19/15	969,635	999,025	(29,390)
2,552,472	PHP	Credit Suisse International †	05/13/15	56,956	57,206	(250)
192,758	PLN	Citibank, N.A.	05/13/15	50,940	53,531	(2,591)
229,110	RON	Goldman Sachs International	05/13/15	55,636	58,148	(2,512)
144,423	SEK	Goldman Sachs International	05/13/15	16,735	17,334	(599)
1,175,960	SEK	Royal Bank of Canada	05/13/15	136,312	141,139	(4,827)
60,120	SGD	Goldman Sachs International	05/13/15	44,202	45,427	(1,225)
197,000	SGD	Morgan Stanley	05/18/15	145,247	148,838	(3,591)
1,818,229	TWD	Deutsche Bank AG †	05/13/15	58,483	59,362	(879)
				18,864,609	19,437,207	(572,598)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE		EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE	PREMIUMS RECEIVED
Alibaba Group Holding Ltd., American Style		100.00	01/15/16	11	(3,383)		4,036
BioTime, Inc., American Style		5.00	06/19/15	174	(11,745)		12,142
BioTime, Inc., American Style		5.00	09/18/15	230	(25,300)		26,800
BioTime, Inc., American Style		7.50	09/18/15	12	(510)		640
Canadian Western Bank, American Style		45.71	07/17/15	35	(10,500)		9,415
Commerzbank AG, American Style	EUR	13.00	06/19/15	19	(512)	EUR	832
CorMedix, Inc., American Style		7.50	09/18/15	50	(10,375)		10,475
Empire Co., Ltd. ‘A’, American Style	EUR	8.00	12/18/15	5	(90)	EUR	83
Lennar Corp., American Style		50.00	08/21/15	10	(1,265)		4,245
Medgenics, Inc., American Style		7.50	06/19/15	125	(10,313)		13,856
Mylan, Inc., American Style		75.00	05/15/15	14	(2,534)		1,329
Mylan, Inc., American Style		75.00	07/17/15	3	(1,395)		1,190
Netflix, Inc., American Style		490.00	07/17/15	4	(31,628)		7,463
S&P 500 Index, European Style		2,090.00	05/15/15	13	(24,830)		34,411
Time Warner Cable, Inc., European Style		170.00	07/17/15	41	(7,380)		12,014
Vivendi S.A., American Style	EUR	25.00	09/18/15	65	(2,846)	EUR	2,548
Vivendi S.A., American Style	EUR	26.00	09/18/15	188	(5,066)	EUR	3,994
Vivendi S.A., American Style	EUR	26.00	12/18/15	24	(1,267)	EUR	1,411

					(150,939)

Put Options Written
DESCRIPTION	EXERCISE PRICE		EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE	PREMIUMS RECEIVED
Altera Corp., American Style		38.00	05/15/15	9	(1,193)		874
Canadian Western Bank, American Style		45.71	07/17/15	150	(7,125)		17,175
Citigroup, Inc., American Style		47.00	01/15/16	10	(1,615)		1,956
Comcast Cable Communications Holdings Inc, American Style		55.00	10/16/15	53	(13,568)		10,195
E-mini S&P 500, American Style		1,890.00	06/19/15	5	(1,750)		5,688
E-mini S&P 500, American Style		1,920.00	06/19/15	5	(2,313)		6,688
E-mini S&P 500, American Style		1,950.00	06/19/15	15	(9,188)		12,718
E-mini S&P 500, American Style		1,870.00	12/18/15	6	(15,150)		19,337
Empire Co., Ltd. ‘A’, American Style	EUR	7.60	06/19/15	1	(21)	EUR	20
Imperial Tobacco Group plc, American Style	GBP	2,900.00	06/19/15	2	(1,182)	GBP	2,127
Imperial Tobacco Group plc, American Style	GBP	3,400.00	06/19/15	2	(1,504)	GBP	1,271
NCR Corp., American Style		25.00	07/17/15	7	(455)		357
NCR Corp., American Style		25.00	01/15/16	34	(5,525)		4,594
S&P 500 Index, European Style		2,090.00	05/15/15	13	(31,590)		29,861
S&P 500 Index, European Style		1,800.00	06/30/15	29	(13,195)		37,152
Time Warner Cable, Inc., European Style		130.00	07/17/15	14	(980)		2,757
Time Warner Cable, Inc., European Style		130.00	10/16/15	21	(4,830)		11,464

					(111,184)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	25

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Credit Default Swaps — Sell Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF APRIL 30, 2015 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [4]
Morgan Stanley Capital Services:
Avon Products, Inc., 6.500%, 03/01/19	5.000% Quarterly	06/20/20	5.707%	159,000	(3,566)	8,657
Avon Products, Inc., 6.500%, 03/01/19	5.000% Quarterly	06/20/20	5.707	27,000	(606)	1,170

					(4,172)	9,827

[1]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Total Return Basket Swaps* Outstanding at April 30, 2015
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	01/18/17	(167,141)
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	03/13/20	22,715
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	10/30/15 — 12/17/15	(215)
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	11/18/15 — 12/18/15	(3,307)

			(147,948)

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
BRL	— Brazilian Real
CAD	— Canadian Dollar
CBOT	— Chicago Board of Trade
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
CZK	— Czech Republic Koruna
DJIA	— Dow Jones Industrial Average
ETF	— Exchange Traded Fund
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of April 30, 2015. The rate may be subject to a cap and floor.

ILS	— Israeli Shekel
INR	— Indian Rupee
IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MSCI	— Morgan Stanley Capital International
MXN	— Mexican Peso
NASDAQ	— National Association of Securities Dealers Automated Quotation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippines Peso
PLN	— Polish Zloty
RBOB	— Reformulated gasoline blendstock for oxygen blending.
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust

REMIC	— Real Estate Mortgage Investment Conduit
RON	— Romanian Leu
SEK	— Swedish Krona
SGD	— Singapore Dollar
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2015.
TOPIX	— Tokyo Stock Price Index
TRY	— Turkish Lira
TWD	— Taiwan Dollar
WTI	— West Texas Intermediate
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(r)	— Rates shown are per annum and payments are as described.
^	— Represents positions held in the Subsidiary.
^^	— A portion of the position is held by the Subsidiary.
†	— Non-deliverable forward. See Note 2.D.(3). in the Notes to Consolidated Financial Statements.
@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of April 30, 2015.

The value and percentage, based on total investments, of the long positions that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements is $3,876,809 and 4.2%, respectively.

The value and percentage, based on total investments, of the short positions that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements is $554,846 and 1.5%, respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	27

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions

Common Stocks
Consumer Discretionary — 0.4%
Media — 0.1%
Liberty Global plc (United Kingdom)	2,783	140,402	140,402	—
Specialty Retail — 0.3%
Kingfisher plc (United Kingdom) (a)	49,310	265,902	265,902	—

Total Consumer Discretionary	52,093	406,304	406,304	—

Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
BG Group plc (United Kingdom) (a)	14,371	260,854	260,854	—
Financials — 0.4%
Banks — 0.2%
Commerzbank AG (Germany)	15,388	209,847	209,847	—
Insurance — 0.2%
Catlin Group Ltd. (Bermuda)	20,432	220,179	220,179	—

Total Financials	35,820	430,026	430,026	—

Health Care — 0.5%
Health Care Equipment & Supplies — 0.1%
Smith & Nephew plc (United Kingdom) (a)	9,291	159,303	159,303	—
Health Care Providers & Services — 0.4%
Celesio AG (Germany)	13,538	402,830	402,830	—
Spire Healthcare Group plc (United Kingdom)	6,576	32,352	32,352	—

	20,114	435,182	435,182	—

Total Health Care	29,405	594,485	594,485	—

Industrials — 1.2%
Air Freight & Logistics — 0.2%
Bollore S.A. (France)	26,723	153,120	153,120	—
TNT Express N.V. (Netherlands) (a)	7,780	66,567	66,567	—

	34,503	219,687	219,687	—

Electrical Equipment — 0.4%
Alstom S.A. (France)	12,633	397,675	397,675	—
Machinery — 0.6%
MAN SE (Germany)	6,282	682,873	682,873	—

Total Industrials	53,418	1,300,235	1,300,235	—

Information Technology — 0.4%
Communications Equipment — 0.2%
Nokia OYJ (Finland)	30,974	210,240	210,240	—
Semiconductors & Semiconductor Equipment — 0.2%
CSR plc (United Kingdom)	19,513	263,582	263,582	—

Total Information Technology	50,487	473,822	473,822	—

Materials — 0.5%
Containers & Packaging — 0.1%
Rexam plc (United Kingdom)	5,322	47,341	47,341	—
Metals & Mining — 0.4%
ThyssenKrupp AG (Germany)	17,479	468,283	468,283	—

Total Materials	22,801	515,624	515,624	—

Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.9%
iiNET Ltd. (Australia)	2,655	20,884	20,884	—
Jazztel plc (United Kingdom)	42,001	607,431	607,431	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (3)
Long Positions — continued

Common Stocks — continued
Telecommunication Services — continued
Diversified Telecommunication Services — continued
Telecom Italia S.p.A (Italy)	391,947	466,064	466,064	—
Vivendi S.A. (France)	37,160	935,268	935,268	—

Total Telecommunication Services	473,763	2,029,647	2,029,647	—

Total Long Positions of Total Return Basket Swap	732,158	6,010,997	6,010,997	—

Short Positions

Common Stocks
Consumer Discretionary — 0.1%
Media — 0.1%
Numericable-SFR SAS (France)	1,506	83,713	83,713	—
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Royal Dutch Shell plc (Netherlands) (a)	6,401	205,796	205,796	—
Financials — 0.1%
Insurance — 0.1%
Aviva plc (United Kingdom) (a)	2	16	16	—
XL Group plc (Ireland)	1,670	61,924	61,924	—

Total Financials	1,672	61,940	61,940	—

Industrials — 0.1%
Machinery — 0.1%
Kone OYJ (Finland)	3,368	145,484	145,484	—
Materials — 0.0% (g)
Containers & Packaging — 0.0% (g)
Ball Corp.	243	17,839	17,839	—
Telecommunication Services — 0.0% (g)
Wireless Telecommunication Services — 0.0% (g)
America Movil S.A.B. de C.V. (Mexico)	53,319	55,988	55,988	—

Total Short Positions of Total Return Basket Swap	66,509	570,760	570,760	—

Total of Long and Short Positions of Total Return Basket Swap	665,649	5,440,237	5,440,237	—

Cash and Other Receivables/(Payables) (4)				(167,713)

Financing Costs				(3,134)

Net Dividend Receivable (Payable)				3,706

Net Swap Contract, at value				(167,141)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions

Common Stocks
Information Technology — 0.4%
Internet Software & Services — 0.4%
NAVER Corp. (South Korea)	695	398,344	421,409	23,065

Cash and Other Receivables/(Payables) (4)				—

Financing Costs				(350)

Net Dividends Receivable (Payable)				—

Net Swap Contract, at value				22,715

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	29

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions

Common Stocks
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.0% (g)
Spirit Pub Co. plc (United Kingdom)	23,385	41,044	40,240	(804)
Media — 0.1%
DIRECTV	947	82,957	85,898	2,941
Rai Way S.p.A. (Italy)	1,638	7,762	8,037	275
Time Warner Cable, Inc. (a)	137	21,786	21,306	(480)

	2,722	112,505	115,241	2,736

Specialty Retail — 0.1%
Office Depot, Inc.	8,642	79,938	79,679	(259)

Total Consumer Discretionary	34,749	233,487	235,160	1,673

Consumer Staples — 0.1%
Tobacco — 0.1%
Lorillard, Inc. (a)	1,232	87,139	86,068	(1,071)
Energy — 0.1%
Energy Equipment & Services — 0.0% (g)
Baker Hughes, Inc. (a)	874	60,236	59,834	(402)
Oil, Gas & Consumable Fuels — 0.1%
BG Group plc (United Kingdom) (a)	4,594	83,619	83,387	(232)

Total Energy	5,468	143,855	143,221	(634)

Financials — 0.2%
Banks — 0.1%
Square 1 Financial, Inc.	717	19,115	18,542	(573)
Susquehanna Bancshares, Inc.	3,042	42,010	40,884	(1,126)
TSB Banking Group plc (United Kingdom)	6,837	35,169	35,168	(1)

	10,596	96,294	94,594	(1,700)

Insurance — 0.1%
Catlin Group Ltd. (Bermuda)	5,276	58,211	56,855	(1,356)
Montpelier Re Holdings Ltd. (Bermuda)	2,204	87,257	83,995	(3,262)

	7,480	145,468	140,850	(4,618)

Total Financials	18,076	241,762	235,444	(6,318)

Health Care — 0.1%
Health Care Equipment & Supplies — 0.0% (g)
Sorin S.p.A. (Italy)	11,176	36,593	35,388	(1,205)
Tornier N.V. (Netherlands)	570	15,082	14,746	(336)

	11,746	51,675	50,134	(1,541)

Health Care Providers & Services — 0.1%
Synergy Health plc (United Kingdom)	1,710	62,108	58,140	(3,968)
Pharmaceuticals — 0.0% (g)
Mylan N.V.	145	10,804	10,478	(326)

Total Health Care	13,601	124,587	118,752	(5,835)

Industrials — 0.1%
Aerospace & Defense — 0.1%
Exelis, Inc.	3,432	84,565	84,153	(412)
Information Technology — 0.4%
Communications Equipment — 0.1%
Alcatel-Lucent (France)	19,938	84,658	70,542	(14,116)
Pace plc (United Kingdom)	3,743	25,230	23,844	(1,386)

	23,681	109,888	94,386	(15,502)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Information Technology — continued
Electronic Equipment, Instruments & Components — 0.0% (g)
Domino Printing Sciences plc (United Kingdom)	1,702	23,854	23,905	51
IT Services — 0.1%
InterXion Holding N.V. (Netherlands)	1,508	45,858	45,919	61
Semiconductors & Semiconductor Equipment — 0.2%
CSR plc (United Kingdom)	6,204	83,609	83,804	195
Freescale Semiconductor Ltd.	2,050	83,619	80,134	(3,485)
Tokyo Electron Ltd. (Japan)	800	54,092	44,221	(9,871)

	9,054	221,320	208,159	(13,161)

Software — 0.0% (g)
Mavenir Systems, Inc.	753	13,148	13,178	30

Total Information Technology	36,698	414,068	385,547	(28,521)

Materials — 0.3%
Construction Materials — 0.1%
Lafarge S.A. (France) (a)	1,112	78,982	81,571	2,589
Containers & Packaging — 0.2%
MeadWestvaco Corp. (a)	1,537	74,929	75,006	77
Rexam plc (United Kingdom)	9,609	86,995	85,475	(1,520)

	11,146	161,924	160,481	(1,443)

Metals & Mining — 0.0% (g)
AuRico Gold, Inc. (Canada)	1,896	6,523	6,616	93
RTI International Metals, Inc.	954	35,689	35,918	229

	2,850	42,212	42,534	322

Total Materials	15,108	283,118	284,586	1,468

Utilities — 0.1%
Electric Utilities — 0.0% (g)
Hawaiian Electric Industries, Inc.	1,237	39,250	38,718	(532)
Multi-Utilities — 0.1%
Integrys Energy Group, Inc. (a)	1,097	79,719	80,191	472

Total Utilities	2,334	118,969	118,909	(60)

Total Long Positions of Total Return Basket Swap	130,698	1,731,550	1,691,840	(39,710)

Short Positions

Common Stocks
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Greene King plc (United Kingdom)	3,060	39,377	39,010	367
Specialty Retail — 0.0% (g)
Staples, Inc. (a)	1,872	30,383	30,551	(168)

Total Consumer Discretionary	4,932	69,760	69,561	199

Consumer Staples — 0.0% (g)
Tobacco — 0.0% (g)
Reynolds American, Inc. (a)	358	26,524	26,241	283
Energy — 0.1%
Energy Equipment & Services — 0.1%
Halliburton Co. (a)	1,443	69,639	70,635	(996)
Oil, Gas & Consumable Fuels — 0.0% (g)
Royal Dutch Shell plc (Netherlands) (a)	2,026	65,985	65,137	848

Total Energy	3,469	135,624	135,772	(148)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	31

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Financials — 0.1%
Banks — 0.0% (g)
BB&T Corp. (a)	761	29,900	29,139	761
PacWest Bancorp	425	19,860	19,167	693

	1,186	49,760	48,306	1,454

Insurance — 0.1%
Endurance Specialty Holdings Ltd. (Bermuda)	1,030	64,056	62,191	1,865
XL Group plc (Ireland)	685	26,030	25,400	630

	1,715	90,086	87,591	2,495

Total Financials	2,901	139,846	135,897	3,949

Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Cyberonics, Inc.	522	34,024	31,795	2,229
STERIS Corp. (a)	729	50,814	48,479	2,335
Wright Medical Group, Inc.	552	14,633	14,004	629

	1,803	99,471	94,278	5,193

Total Health Care	1,803	99,471	94,278	5,193

Information Technology — 0.3%
Communications Equipment — 0.1%
ARRIS Group, Inc.	923	33,282	31,082	2,200
Ei Towers S.p.A. (Italy)	53	3,190	3,220	(30)
Harris Corp. (a)	348	28,226	27,923	303
Mitel Networks Corp. (Canada)	503	4,864	4,673	191
Nokia OYJ (Finland)	10,855	89,814	73,680	16,134

	12,682	159,376	140,578	18,798

Internet Software & Services — 0.1%
Telecity Group plc (United Kingdom)	3,491	49,463	47,612	1,851
Semiconductors & Semiconductor Equipment — 0.1%
Applied Materials, Inc. (a)	1,239	27,939	24,520	3,419
NXP Semiconductors N.V. (Netherlands)	714	71,936	68,629	3,307

	1,953	99,875	93,149	6,726

Total Information Technology	18,126	308,714	281,339	27,375

Materials — 0.2%
Construction Materials — 0.1%
Holcim Ltd. (Switzerland)	1,001	79,976	81,114	(1,138)
Containers & Packaging — 0.1%
Ball Corp. (a)	435	31,546	31,934	(388)
Rock-Tenn Co. (a)	1,186	74,659	74,694	(35)

	1,621	106,205	106,628	(423)

Metals & Mining — 0.0% (g)
Alamos Gold, Inc. (Canada)	946	6,097	6,539	(442)
Alcoa, Inc. (a)	2,674	35,671	35,885	(214)

	3,620	41,768	42,424	(656)

Total Materials	6,242	227,949	230,166	(2,217)

Utilities — 0.1%
Electric Utilities — 0.0% (g)
NextEra Energy, Inc. (a)	296	30,837	29,875	962

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Utilities — continued
Multi-Utilities — 0.1%
Wisconsin Energy Corp.	1,237	61,479	60,762	717

Total Utilities	1,533	92,316	90,637	1,679

Total Short Positions of Total Return Basket Swap	39,364	1,100,204	1,063,891	36,313

Total of Long and Short Positions of Total Return Basket Swap	91,334	631,346	627,949	(3,397)

Cash and Other Receivables/(Payables) (4)				(4,058)

Financing Costs				(476)

Net Dividend Receivable (Payable)				7,716

Net Swap Contract, at value				(215)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions

Common Stocks
Consumer Discretionary — 0.8%
Auto Components — 0.2%
American Axle & Manufacturing Holdings, Inc.	534	13,265	13,313	48
CIE Automotive S.A. (Spain)	753	11,632	11,456	(176)
Cooper Tire & Rubber Co.	372	15,527	15,806	279
Dana Holding Corp. (a)	642	13,790	13,848	58
Faurecia (France)	332	15,963	15,799	(164)
Keihin Corp. (Japan)	800	12,670	13,199	529
Lear Corp.	136	15,513	15,100	(413)
Linamar Corp. (Canada)	232	15,079	13,780	(1,299)
Magna International, Inc. (Canada)	284	15,682	14,312	(1,370)
NOK Corp. (Japan)	400	12,599	12,713	114
Plastic Omnium S.A. (France)	467	13,471	13,059	(412)
Standard Motor Products, Inc.	374	15,906	14,137	(1,769)
Sumitomo Rubber Industries Ltd. (Japan)	700	12,928	13,021	93
Tokai Rika Co., Ltd. (Japan)	600	14,210	14,744	534
Valeo S.A. (France)	98	15,739	15,769	30

	6,724	213,974	210,056	(3,918)

Automobiles — 0.1%
Daimler AG (Germany)	157	15,405	15,219	(186)
Fuji Heavy Industries Ltd. (Japan)	400	13,247	13,482	235
General Motors Co.	395	14,592	13,849	(743)
Isuzu Motors Ltd. (Japan)	1,100	14,539	14,680	141
Renault S.A. (France)	127	13,589	13,419	(170)

	2,179	71,372	70,649	(723)

Distributors — 0.0% (g)
Inchcape plc (United Kingdom) (a)	1,035	13,446	13,218	(228)
Diversified Consumer Services — 0.0% (g)
DeVry Education Group, Inc. (a)	429	15,508	12,973	(2,535)
Hotels, Restaurants & Leisure — 0.1%
Brinker International, Inc. (a)	223	13,264	12,348	(916)
DineEquity, Inc.	140	14,370	13,500	(870)
Echo Entertainment Group Ltd. (Australia)	4,122	15,132	14,809	(323)
Marriott Vacations Worldwide Corp.	191	15,123	15,702	579
Wyndham Worldwide Corp. (a)	163	14,804	13,920	(884)

	4,839	72,693	70,279	(2,414)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	33

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Consumer Discretionary — continued
Household Durables — 0.1%
Alpine Electronics, Inc. (Japan)	600	11,484	12,292	808
Barratt Developments plc (United Kingdom) (a)	1,984	16,532	15,821	(711)
Bellway plc (United Kingdom)	496	15,591	15,166	(425)
Berkeley Group Holdings plc (United Kingdom) (a)	378	15,668	14,616	(1,052)
Forbo Holding AG (Switzerland)	11	14,230	13,441	(789)
Helen of Troy Ltd. (Bermuda)	167	13,716	14,631	915
Persimmon plc (United Kingdom) (a)	574	15,508	14,979	(529)
Persimmon plc (United Kingdom)	574	22	837	815
Sekisui Chemical Co., Ltd. (Japan)	1,000	13,796	13,442	(354)
Sumitomo Forestry Co., Ltd. (Japan)	1,100	12,715	12,843	128
Taylor Wimpey plc (United Kingdom)	5,195	13,285	13,253	(32)

	12,079	142,547	141,321	(1,226)

Leisure Products — 0.0% (g)
Heiwa Corp. (Japan)	700	14,318	14,668	350
Media — 0.1%
Cinemark Holdings, Inc. (a)	339	14,591	14,452	(139)
Cogeco Cable, Inc. (Canada)	241	13,561	13,805	244
Gannett Co., Inc. (a)	379	13,325	13,007	(318)
Informa plc (United Kingdom)	1,655	15,032	14,150	(882)
Meredith Corp.	272	14,794	14,155	(639)
New Media Investment Group, Inc.	600	13,229	13,878	649
Publicis Groupe S.A. (France)	173	14,379	14,542	163
UBM plc (United Kingdom)	1,695	14,695	14,687	(8)
Wolters Kluwer N.V. (Netherlands)	434	15,291	14,093	(1,198)
WPP plc (United Kingdom)	662	16,117	15,507	(610)

	6,450	145,014	142,276	(2,738)

Multiline Retail — 0.1%
Big Lots, Inc. (a)	284	13,341	12,942	(399)
Dillard’s, Inc. (a)	121	16,726	15,922	(804)
Harvey Norman Holdings Ltd. (Australia)	4,112	14,155	14,318	163
Kohl’s Corp. (a)	198	15,088	14,187	(901)
Macy’s, Inc. (a)	234	15,891	15,123	(768)
Target Corp. (a)	193	15,818	15,214	(604)

	5,142	91,019	87,706	(3,313)

Specialty Retail — 0.1%
Best Buy Co., Inc. (a)	377	14,157	13,063	(1,094)
Cato Corp. (The)	334	13,183	13,140	(43)
EDION Corp. (Japan)	1,900	13,829	13,908	79
Foot Locker, Inc. (a)	218	13,265	12,960	(305)
GameStop Corp. (a)	376	15,375	14,491	(884)

	3,205	69,809	67,562	(2,247)

Textiles, Apparel & Luxury Goods — 0.0% (g)
Christian Dior SE (France)	77	15,859	15,130	(729)
Movado Group, Inc.	441	13,389	12,913	(476)
Swatch Group AG (The) (Switzerland)	169	15,803	14,972	(831)

	687	45,051	43,015	(2,036)

Total Consumer Discretionary	43,469	894,751	873,723	(21,028)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Consumer Staples — 0.3%
Beverages — 0.0% (g)
Dr. Pepper Snapple Group, Inc. (a)	191	14,902	14,245	(657)
Heineken Holding N.V. (Netherlands)	220	16,729	15,375	(1,354)

	411	31,631	29,620	(2,011)

Food & Staples Retailing — 0.1%
Colruyt S.A. (Belgium)	315	15,633	14,923	(710)
CVS Health Corp. (a)	144	14,649	14,298	(351)
Delhaize Group S.A. (Belgium)	168	16,472	13,599	(2,873)
Empire Co., Ltd. (Canada)	188	14,303	13,583	(720)
Greggs plc (United Kingdom)	793	13,479	14,473	994
Ingles Markets, Inc.	279	14,084	11,679	(2,405)
Jean Coutu Group PJC, Inc. (The) (Canada)	629	14,302	12,241	(2,061)
Koninklijke Ahold N.V. (Netherlands)	795	17,525	15,443	(2,082)
METRO AG (Germany)	358	13,447	13,006	(441)
Metro, Inc. (Canada)	452	13,815	13,067	(748)

	4,121	147,709	136,312	(11,397)

Food Products — 0.2%
Bunge Ltd. (a)	179	15,564	15,460	(104)
Cal-Maine Foods, Inc.	374	15,095	16,721	1,626
ConAgra Foods, Inc. (a)	434	16,305	15,689	(616)
Fresh Del Monte Produce, Inc.	396	15,987	14,624	(1,363)
Ingredion, Inc.	179	14,091	14,213	122
Origin Enterprises plc (Ireland)	241	2,249	2,173	(76)
Pilgrim’s Pride Corp.	538	13,291	13,289	(2)
Pinnacle Foods, Inc.	325	13,475	13,179	(296)
Sanderson Farms, Inc. (a)	187	15,012	14,047	(965)
Tate & Lyle plc (United Kingdom) (a)	1,527	15,319	13,982	(1,337)
Tyson Foods, Inc. (a)	364	14,411	14,378	(33)

	4,744	150,799	147,755	(3,044)

Household Products — 0.0% (g)
Clorox Co. (The) (a)	129	14,252	13,687	(565)
Tobacco — 0.0% (g)
Imperial Tobacco Group plc (United Kingdom)	314	15,829	15,385	(444)

Total Consumer Staples	9,719	360,220	342,759	(17,461)

Energy — 0.5%
Energy Equipment & Services — 0.1%
Atwood Oceanics, Inc. (a)	473	15,760	15,789	29
Baker Hughes, Inc. (a)	415	28,602	28,411	(191)
Hunting plc (United Kingdom)	1,450	13,306	13,032	(274)
John Wood Group plc (United Kingdom) (a)	1,456	15,862	15,410	(452)
National Oilwell Varco, Inc. (a)	242	12,415	13,167	752
Newpark Resources, Inc.	1,536	16,297	15,759	(538)
WorleyParsons Ltd. (Australia)	1,448	10,930	13,120	2,190

	7,020	113,172	114,688	1,516

Oil, Gas & Consumable Fuels — 0.4%
Alon USA Energy, Inc.	905	14,254	14,561	307
Beach Energy Ltd. (Australia)	16,640	14,630	14,617	(13)
Caltex Australia Ltd. (Australia)	529	14,637	14,832	195
Cameco Corp. (Canada)	898	14,945	15,794	849
Chevron Corp. (a)	121	13,433	13,438	5
CVR Energy, Inc. (a)	341	13,807	13,654	(153)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	35

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Energy — continued
Oil, Gas & Consumable Fuels — continued
Delek US Holdings, Inc.	359	13,775	13,254	(521)
Enbridge Income Fund Holdings, Inc. (Canada)	428	13,260	13,789	529
Enerplus Corp. (Canada)	1,067	13,745	13,496	(249)
Green Plains, Inc.	429	12,926	13,359	433
HollyFrontier Corp. (a)	352	13,256	13,651	395
Husky Energy, Inc. (Canada)	577	13,055	12,903	(152)
Marathon Petroleum Corp.	142	13,920	13,997	77
Neste Oil OYJ (Finland)	579	16,117	15,772	(345)
Nordic American Tankers Ltd. (Norway)	1,163	14,700	14,223	(477)
Parkland Fuel Corp. (Canada)	607	13,294	13,252	(42)
PBF Energy, Inc.	492	13,909	13,963	54
Phillips 66	192	15,156	15,227	71
Repsol S.A. (Spain) (a)	728	15,092	15,053	(39)
Ship Finance International Ltd. (Norway)	954	14,968	15,035	67
Showa Shell Sekiyu KK (Japan)	1,500	13,705	14,548	843
Suncor Energy, Inc. (Canada)	467	15,740	15,208	(532)
Tesoro Corp. (a)	176	14,666	15,106	440
TransCanada Corp. (Canada)	317	14,762	14,714	(48)
Valero Energy Corp. (a)	250	14,278	14,225	(53)
Western Refining, Inc.	272	11,614	11,982	368
Whitecap Resources, Inc. (Canada)	1,084	13,108	13,432	324
World Fuel Services Corp.	274	15,615	15,207	(408)

	31,843	396,367	398,292	1,925

Total Energy	38,863	509,539	512,980	3,441

Financials — 0.7%
Banks — 0.1%
Bank of Queensland Ltd. (Australia)	1,341	14,803	13,817	(986)
First Interstate BancSystem, Inc.	560	15,898	15,153	(745)
Fukuoka Financial Group, Inc. (Japan)	2,000	10,485	11,558	1,073
Huntington Bancshares, Inc. (a)	1,387	15,632	15,063	(569)
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,800	11,815	12,903	1,088
Resona Holdings, Inc. (Japan)	2,700	13,923	14,511	588
Royal Bank of Canada (Canada)	198	13,260	13,147	(113)

	9,986	95,816	96,152	336

Capital Markets — 0.1%
3i Group plc (United Kingdom)	2,034	15,831	15,814	(17)
BGC Partners, Inc.	1,562	15,136	15,675	539
Close Brothers Group plc (United Kingdom)	565	13,343	13,269	(74)
Intermediate Capital Group plc (United Kingdom) (a)	1,942	16,332	15,725	(607)
Investec plc (South Africa) (a)	1,673	15,275	16,050	775
Mediobanca S.p.A. (Italy)	1,527	15,356	14,951	(405)
Okasan Securities Group, Inc. (Japan)	2,000	16,020	15,343	(677)

	11,303	107,293	106,827	(466)

Consumer Finance — 0.0% (g)
Capital One Financial Corp. (a)	185	15,322	14,957	(365)
Nelnet, Inc.	318	14,520	14,237	(283)

	503	29,842	29,194	(648)

Diversified Financial Services — 0.0% (g)
Voya Financial, Inc.	341	14,816	14,438	(378)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Financials — continued
Insurance — 0.5%
Ageas (Belgium)	407	15,734	15,319	(415)
Allianz SE (Germany)	84	15,815	14,393	(1,422)
Allied World Assurance Co. Holdings AG (Switzerland) (a)	346	14,522	14,234	(288)
American Equity Investment Life Holding Co.	503	14,587	13,556	(1,031)
AmTrust Financial Services, Inc.	265	15,555	15,760	205
Aspen Insurance Holdings Ltd. (Bermuda)	318	15,264	14,860	(404)
Assicurazioni Generali S.p.A. (Italy)	684	14,098	13,425	(673)
AXA S.A. (France)	628	17,073	15,947	(1,126)
Baloise Holding AG (Switzerland)	114	15,934	14,944	(990)
Catlin Group Ltd. (Bermuda)	2,397	26,447	25,831	(616)
Direct Line Insurance Group plc (United Kingdom)	3,022	15,282	14,802	(480)
First American Financial Corp.	396	14,264	13,777	(487)
Great-West Lifeco, Inc. (Canada)	497	15,169	15,246	77
Hannover Rueck SE (Germany)	157	17,773	16,049	(1,724)
Hanover Insurance Group, Inc. (The) (a)	204	14,643	13,988	(655)
Legal & General Group plc (United Kingdom) (a)	3,547	15,350	14,156	(1,194)
Lincoln National Corp. (a)	252	14,727	14,235	(492)
Maiden Holdings Ltd. (Bermuda)	1,059	16,139	15,387	(752)
Manulife Financial Corp. (Canada)	721	13,223	13,123	(100)
Montpelier Re Holdings Ltd. (Bermuda)	408	16,153	15,549	(604)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	72	16,362	14,140	(2,222)
Old Mutual plc (United Kingdom)	4,426	16,035	15,959	(76)
PartnerRe Ltd. (Bermuda)	123	15,948	15,744	(204)
Phoenix Group Holdings (United Kingdom)	1,145	15,014	14,825	(189)
Power Corp. of Canada (Canada)	493	13,891	13,546	(345)
Power Financial Corp. (Canada)	478	14,952	14,786	(166)
Reinsurance Group of America, Inc. (a)	164	15,395	15,026	(369)
SCOR SE (France)	371	13,919	13,385	(534)
Swiss Life Holding AG (Switzerland)	53	14,042	12,651	(1,391)
Symetra Financial Corp.	642	15,806	15,248	(558)
Talanx AG (Germany)	474	16,358	15,147	(1,211)
UnipolSai S.p.A. (Italy)	4,792	14,948	13,484	(1,464)
Universal Insurance Holdings, Inc.	511	13,312	12,274	(1,038)
Validus Holdings Ltd. (Bermuda) (a)	323	13,889	13,511	(378)
Zurich Insurance Group AG (Switzerland)	45	14,931	13,969	(962)

	30,121	542,554	518,276	(24,278)

Thrifts & Mortgage Finance — 0.0% (g)
Aareal Bank AG (Germany)	364	16,656	15,776	(880)

Total Financials	62,202	806,977	780,663	(26,314)

Health Care — 0.3%
Health Care Equipment & Supplies — 0.0% (g)
Hill-Rom Holdings, Inc. (a)	282	14,323	14,083	(240)
Health Care Providers & Services — 0.2%
Anthem, Inc.	104	15,735	15,697	(38)
Cardinal Health, Inc. (a)	171	15,416	14,422	(994)
Chemed Corp.	111	13,230	12,793	(437)
Express Scripts Holding Co. (a)	173	15,061	14,947	(114)
Health Net, Inc. (a)	263	14,804	13,847	(957)
HealthSouth Corp. (a)	325	14,966	14,696	(270)
Humana, Inc. (a)	76	13,432	12,586	(846)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	37

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Health Care — continued
Health Care Providers & Services — continued
McKesson Corp. (a)	65	14,668	14,521	(147)
MEDNAX, Inc. (a)	208	15,238	14,722	(516)
Quest Diagnostics, Inc. (a)	206	15,658	14,713	(945)
Sonic Healthcare Ltd. (Australia)	808	13,272	12,705	(567)
UnitedHealth Group, Inc. (a)	135	15,838	15,039	(799)
Universal Health Services, Inc. (a)	110	13,320	12,864	(456)

	2,755	190,638	183,552	(7,086)

Life Sciences Tools & Services — 0.0% (g)
Lonza Group AG (Switzerland)	97	13,184	13,839	655
Pharmaceuticals — 0.1%
Galenica AG (Switzerland)	15	13,986	14,100	114
Ipsen S.A. (France)	293	14,649	16,868	2,219
Kaken Pharmaceutical Co., Ltd. (Japan)	1,000	38,578	35,888	(2,690)
Kissei Pharmaceutical Co., Ltd. (Japan)	500	15,810	14,950	(860)
Merck KGaA (Germany)	119	14,655	12,933	(1,722)
Mitsubishi Tanabe Pharma Corp. (Japan)	900	15,137	15,339	202
Recordati S.p.A. (Italy)	672	14,262	13,408	(854)
Roche Holding AG (Switzerland)	55	15,973	15,549	(424)
Shionogi & Co., Ltd. (Japan)	400	14,312	13,216	(1,096)

	3,954	157,362	152,251	(5,111)

Total Health Care	7,088	375,507	363,725	(11,782)

Industrials — 0.7%
Aerospace & Defense — 0.1%
Huntington Ingalls Industries, Inc.	99	13,834	13,028	(806)
Meggitt plc (United Kingdom) (a)	1,722	14,897	14,009	(888)
Northrop Grumman Corp. (a)	84	13,712	12,939	(773)
Raytheon Co. (a)	123	13,322	12,792	(530)

	2,028	55,765	52,768	(2,997)

Air Freight & Logistics — 0.0% (g)
CTT-Correios de Portugal S.A. (Portugal)	1,262	14,594	14,276	(318)
Airlines — 0.1%
Alaska Air Group, Inc. (a)	234	14,513	14,990	477
easyJet plc (United Kingdom)	547	15,483	15,223	(260)
JetBlue Airways Corp. (a)	697	13,543	14,309	766
Southwest Airlines Co. (a)	342	14,319	13,872	(447)

	1,820	57,858	58,394	536

Building Products — 0.0% (g)
Sanwa Holdings Corp. (Japan)	1,700	13,002	12,899	(103)
Universal Forest Products, Inc.	233	13,466	12,890	(576)

	1,933	26,468	25,789	(679)

Commercial Services & Supplies — 0.1%
ABM Industries, Inc.	414	13,336	13,269	(67)
ACCO Brands Corp.	1,914	16,479	15,063	(1,416)
ADT Corp. (The)	382	16,277	14,363	(1,914)
Deluxe Corp.	219	14,969	14,180	(789)
Downer EDI Ltd. (Australia)	4,056	14,059	14,219	160
Knoll, Inc.	608	14,136	13,844	(292)
Mineral Resources Ltd. (Australia)	2,600	12,430	13,374	944
Quad/Graphics, Inc.	599	13,456	12,903	(553)
West Corp.	433	14,497	13,401	(1,096)

	11,225	129,639	124,616	(5,023)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Industrials — continued
Construction & Engineering — 0.1%
Abengoa S.A. (Spain)	4,111	15,154	13,382	(1,772)
Boskalis Westminster N.V. (Netherlands)	304	16,251	15,873	(378)
Galliford Try plc (United Kingdom)	701	16,094	16,205	111
Nippo Corp. (Japan)	1,000	16,431	16,775	344
Salini Impregilo S.p.A. (Italy)	3,133	14,649	13,783	(866)
Toda Corp. (Japan)	3,000	13,672	12,437	(1,235)
WSP Global, Inc. (Canada)	415	15,056	14,791	(265)

	12,664	107,307	103,246	(4,061)

Electrical Equipment — 0.0% (g)
Fuji Electric Co., Ltd. (Japan)	3,000	14,530	14,221	(309)
Mitsubishi Electric Corp. (Japan)	1,000	13,607	13,099	(508)

	4,000	28,137	27,320	(817)

Machinery — 0.2%
American Railcar Industries, Inc.	266	14,417	14,109	(308)
Barnes Group, Inc. (a)	341	14,117	13,674	(443)
Briggs & Stratton Corp. (a)	735	15,185	14,369	(816)
Greenbrier Cos., Inc. (The)	257	16,918	14,827	(2,091)
Hillenbrand, Inc.	485	14,616	14,254	(362)
Hino Motors Ltd. (Japan)	1,000	13,833	13,149	(684)
Kawasaki Heavy Industries Ltd. (Japan)	3,000	15,355	15,528	173
Konecranes OYJ (Finland)	374	12,874	12,195	(679)
NTN Corp. (Japan)	2,000	11,040	10,988	(52)
Parker-Hannifin Corp. (a)	120	14,820	14,323	(497)
Stanley Black & Decker, Inc. (a)	133	13,246	13,127	(119)
Sumitomo Heavy Industries Ltd. (Japan)	2,000	13,704	12,563	(1,141)
Takeuchi Manufacturing Co., Ltd. (Japan)	300	15,332	14,598	(734)
Trinity Industries, Inc. (a)	470	13,227	12,732	(495)
Tsubakimoto Chain Co. (Japan)	2,000	16,719	16,466	(253)
Valmet OYJ (Finland)	1,062	14,371	12,330	(2,041)
Wabash National Corp.	957	13,733	13,417	(316)

	15,500	243,507	232,649	(10,858)

Marine — 0.0% (g)
Matson, Inc.	314	13,015	12,717	(298)
Professional Services — 0.1%
Adecco S.A. (Switzerland)	159	13,418	13,072	(346)
Korn/Ferry International	485	15,995	15,292	(703)
Randstad Holding N.V. (Netherlands)	256	16,603	15,321	(1,282)

	900	46,016	43,685	(2,331)

Trading Companies & Distributors — 0.0% (g)
Aircastle Ltd.	547	12,707	13,117	410
GATX Corp. (a)	247	15,008	13,437	(1,571)
ITOCHU Corp. (Japan)	1,100	13,644	13,635	(9)

	1,894	41,359	40,189	(1,170)

Total Industrials	53,540	763,665	735,649	(28,016)

Information Technology — 0.8%
Communications Equipment — 0.1%
Brocade Communications Systems, Inc. (a)	1,189	14,434	13,436	(998)
Cisco Systems, Inc. (a)	458	13,398	13,204	(194)
Hitachi Kokusai Electric, Inc. (Japan)	1,000	12,964	14,003	1,039
Pace plc (United Kingdom)	2,675	14,162	17,041	2,879

	5,322	54,958	57,684	2,726

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	39

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Information Technology — continued
Electronic Equipment, Instruments & Components — 0.1%
Alps Electric Co., Ltd. (Japan)	500	13,238	12,508	(730)
Arrow Electronics, Inc. (a)	239	14,866	14,270	(596)
CDW Corp.	393	15,115	15,060	(55)
Corning, Inc. (a)	594	13,264	12,432	(832)
Flextronics International Ltd. (a)	1,211	15,446	13,957	(1,489)
Hitachi High-Technologies Corp. (Japan)	500	14,428	14,615	187
Japan Aviation Electronics Industry Ltd. (Japan)	1,000	23,514	24,171	657
Methode Electronics, Inc.	293	13,104	12,441	(663)
Oki Electric Industry Co., Ltd. (Japan)	7,000	14,716	14,422	(294)
Spectris plc (United Kingdom)	417	14,517	13,743	(774)

	12,147	152,208	147,619	(4,589)

Internet Software & Services — 0.0% (g)
j2 Global, Inc.	208	14,219	14,429	210
IT Services — 0.2%
Blackhawk Network Holdings, Inc.	404	15,106	14,855	(251)
Broadridge Financial Solutions, Inc. (a)	278	14,981	14,990	9
CGI Group, Inc. (Canada)	351	16,491	14,773	(1,718)
Computer Sciences Corp. (a)	221	14,513	14,243	(270)
Convergys Corp. (a)	704	16,178	15,967	(211)
CSG Systems International, Inc.	490	15,009	14,269	(740)
DH Corp. (Canada)	440	15,589	15,419	(170)
DST Systems, Inc. (a)	136	15,658	15,651	(7)
Jack Henry & Associates, Inc. (a)	210	14,200	13,967	(233)
NeuStar, Inc. (a)	480	13,672	14,400	728
Science Applications International Corp.	257	13,440	12,875	(565)
SCSK Corp. (Japan)	400	12,061	11,759	(302)
Total System Services, Inc. (a)	346	13,271	13,688	417
Western Union Co. (The) (a)	767	15,946	15,555	(391)

	5,484	206,115	202,411	(3,704)

Semiconductors & Semiconductor Equipment — 0.2%
Advanced Energy Industries, Inc.	511	13,261	12,499	(762)
ams AG (Austria)	254	12,586	13,953	1,367
ASM International N.V. (Netherlands)	284	13,847	13,841	(6)
Broadcom Corp. (a)	323	14,567	14,278	(289)
Cabot Microelectronics Corp.	272	13,548	12,866	(682)
Cirrus Logic, Inc.	394	13,313	13,309	(4)
Intel Corp. (a)	428	14,051	13,931	(120)
Intersil Corp. (a)	902	13,214	12,042	(1,172)
Kulicke & Soffa Industries, Inc. (Singapore)	862	13,766	13,025	(741)
Lam Research Corp. (a)	180	13,036	13,604	568
MKS Instruments, Inc. (a)	418	14,267	14,551	284
NVIDIA Corp. (a)	660	14,936	14,649	(287)
ON Semiconductor Corp. (a)	1,167	13,934	13,444	(490)
Skyworks Solutions, Inc. (a)	134	12,895	12,362	(533)
Tessera Technologies, Inc.	346	13,002	12,494	(508)

	7,135	204,223	200,848	(3,375)

Software — 0.1%
Activision Blizzard, Inc. (a)	633	14,496	14,442	(54)
Ebix, Inc.	442	12,672	12,062	(610)
Playtech plc (United Kingdom)	1,039	12,610	13,110	500
Software AG (Germany)	536	15,486	15,606	120

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Information Technology — continued
Software — continued
Symantec Corp. (a)	566	13,465	14,108	643
Synopsys, Inc. (a)	329	15,598	15,423	(175)
Take-Two Interactive Software, Inc. (a)	519	12,991	12,300	(691)

	4,064	97,318	97,051	(267)

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc. (a)	115	14,580	14,392	(188)
Brother Industries Ltd. (Japan)	900	14,314	14,465	151
FUJIFILM Holdings Corp. (Japan)	400	15,447	15,193	(254)
Hewlett-Packard Co. (a)	384	12,687	12,661	(26)
Logitech International S.A. (Switzerland)	1,002	14,775	15,197	422
NetApp, Inc. (a)	363	13,333	13,159	(174)
QLogic Corp. (a)	962	14,189	14,141	(48)
Seagate Technology plc (a)	242	13,714	14,210	496
Seiko Epson Corp. (Japan)	800	14,527	14,077	(450)
Western Digital Corp. (a)	139	13,766	13,586	(180)

	5,307	141,332	141,081	(251)

Total Information Technology	39,667	870,373	861,123	(9,250)

Materials — 0.4%
Chemicals — 0.1%
Asahi Kasei Corp. (Japan)	1,000	9,490	9,481	(9)
CF Industries Holdings, Inc. (a)	49	14,047	14,086	39
Daicel Corp. (Japan)	1,200	14,334	14,563	229
DIC Corp. (Japan)	5,000	15,621	15,243	(378)
Dow Chemical Co. (The) (a)	257	13,251	13,107	(144)
Innophos Holdings, Inc.	243	14,279	12,840	(1,439)
LyondellBasell Industries N.V. (a)	128	12,354	13,251	897
Tosoh Corp. (Japan)	2,000	11,025	10,787	(238)

	9,877	104,401	103,358	(1,043)

Construction Materials — 0.1%
Adelaide Brighton Ltd. (Australia)	3,834	13,724	13,714	(10)
CSR Ltd. (Australia)	4,369	13,376	12,620	(756)

	8,203	27,100	26,334	(766)

Containers & Packaging — 0.0% (g)
Sonoco Products Co. (a)	315	14,317	14,077	(240)
Metals & Mining — 0.1%
Aurubis AG (Germany)	202	13,014	12,867	(147)
Centerra Gold, Inc. (Canada)	2,998	15,941	15,506	(435)
Commercial Metals Co. (a)	937	14,651	15,554	903
Dowa Holdings Co., Ltd. (Japan)	1,000	9,106	9,054	(52)
Independence Group NL (Australia)	3,189	13,000	14,889	1,889
JFE Holdings, Inc. (Japan)	600	13,631	13,618	(13)
Kaiser Aluminum Corp.	185	14,223	14,869	646
Kobe Steel Ltd. (Japan)	8,000	15,414	14,606	(808)
Mitsubishi Materials Corp. (Japan)	4,000	13,464	14,539	1,075

	21,111	122,444	125,502	3,058

Paper & Forest Products — 0.1%
Domtar Corp. (Canada) (a)	294	13,118	12,707	(411)
International Paper Co. (a)	250	13,683	13,430	(253)
Mercer International, Inc. (Canada)	954	14,520	13,642	(878)
Mondi plc (South Africa) (a)	771	16,406	15,657	(749)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	41

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Long Positions — continued

Common Stocks — continued
Materials — continued
Paper & Forest Products — continued
Schweitzer-Mauduit International, Inc.	322	14,548	14,236	(312)
Stora Enso OYJ (Finland)	1,222	14,454	12,939	(1,515)
UPM-Kymmene OYJ (Finland)	790	16,582	14,379	(2,203)

	4,603	103,311	96,990	(6,321)

Total Materials	44,109	371,573	366,261	(5,312)

Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
BCE, Inc. (Canada)	327	14,813	14,416	(397)
Belgacom S.A. (Belgium)	376	14,337	14,061	(276)
CenturyLink, Inc. (a)	376	13,607	13,521	(86)
Deutsche Telekom AG (Germany)	726	14,121	13,430	(691)
iiNET Ltd. (Australia)	2,987	20,551	23,496	2,945
TELUS Corp. (Canada)	377	13,115	13,040	(75)
Verizon Communications, Inc. (a)	301	14,866	15,182	316

	5,470	105,410	107,146	1,736

Wireless Telecommunication Services — 0.0% (g)
Freenet AG (Germany)	487	16,181	15,894	(287)
KDDI Corp. (Japan)	600	14,383	14,271	(112)

	1,087	30,564	30,165	(399)

Total Telecommunication Services	6,557	135,974	137,311	1,337

Utilities — 0.2%
Electric Utilities — 0.0% (g)
EDP — Energias de Portugal S.A. (Portugal)	3,960	16,459	15,883	(576)
Emera, Inc. (Canada)	410	14,061	13,817	(244)
Entergy Corp. (a)	176	13,694	13,584	(110)
IDACORP, Inc.	239	14,897	14,419	(478)
Pinnacle West Capital Corp.	226	14,247	13,831	(416)

	5,011	73,358	71,534	(1,824)

Gas Utilities — 0.1%
Enagas S.A. (Spain) (a)	481	15,342	14,861	(481)
Gas Natural SDG S.A. (Spain) (a)	585	14,625	14,421	(204)
Rubis S.C.A. (France)	204	14,099	13,888	(211)
Snam S.p.A. (Italy)	3,068	16,417	16,039	(378)
Tokyo Gas Co., Ltd. (Japan)	2,000	12,562	11,600	(962)
UGI Corp. (a)	410	14,420	14,272	(148)

	6,748	87,465	85,081	(2,384)

Multi-Utilities — 0.1%
Ameren Corp. (a)	353	14,738	14,452	(286)
Consolidated Edison, Inc. (a)	224	13,610	13,787	177
Hera S.p.A. (Italy)	5,991	15,469	15,849	380
National Grid plc (United Kingdom) (a)	1,089	15,022	14,694	(328)
Public Service Enterprise Group, Inc. (a)	372	15,349	15,453	104
Vectren Corp. (a)	331	14,511	14,289	(222)

	8,360	88,699	88,524	(175)

Total Utilities	20,119	249,522	245,139	(4,383)

	NUMBER OF RIGHTS
Rights
Financials — 0.0% (g)
Insurance — 0.0% (g)
UnipolSai S.p.A. (Italy)	4,792	—	—	—
UnipolSai S.p.A. (Italy)	4,792	—	—	—

Total Financials	9,584	—	—	—

Total Long Positions of Total Return Basket Swap	325,333	5,338,101	5,219,333	(118,768)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions

Common Stocks
Consumer Discretionary — 0.7%
Auto Components — 0.0% (g)
Visteon Corp.	137	14,047	13,892	155
Automobiles — 0.0% (g)
Mazda Motor Corp. (Japan)	700	13,857	13,798	59
Distributors — 0.0% (g)
LKQ Corp. (a)	572	15,458	15,484	(26)
Diversified Consumer Services — 0.0% (g)
Houghton Mifflin Harcourt Co.	563	13,726	12,870	856
Sotheby’s (a)	309	12,950	13,198	(248)

	872	26,676	26,068	608

Hotels, Restaurants & Leisure — 0.2%
Autogrill S.p.A. (Italy)	1,317	13,528	12,688	840
Belmond Ltd. (Bermuda)	1,236	16,154	15,227	927
Crown Resorts Ltd. (Australia)	1,268	13,351	13,055	296
Domino’s Pizza Enterprises Ltd. (Australia)	469	13,404	13,595	(191)
InterContinental Hotels Group plc (United Kingdom)	366	15,490	15,753	(263)
Krispy Kreme Doughnuts, Inc.	685	13,001	12,193	808
Merlin Entertainments plc (United Kingdom)	2,308	16,035	15,461	574
MGM Resorts International (a)	644	14,258	13,621	637
Panera Bread Co. (a)	93	15,245	16,971	(1,726)
Scientific Games Corp.	1,023	13,371	12,961	410
Thomas Cook Group plc (United Kingdom) (a)	6,139	13,891	13,560	331
Wynn Resorts Ltd. (a)	113	14,692	12,551	2,141

	15,661	172,420	167,636	4,784

Household Durables — 0.0% (g)
Pioneer Corp. (Japan)	7,400	14,877	14,317	560
Rinnai Corp. (Japan)	200	15,227	15,276	(49)
TRI Pointe Homes, Inc.	937	14,252	13,380	872

	8,537	44,356	42,973	1,383

Internet & Catalog Retail — 0.1%
Amazon.com, Inc. (a)	38	14,571	16,028	(1,457)
Groupon, Inc.	1,769	12,878	12,241	637
HomeAway, Inc.	482	15,617	13,472	2,145
Netflix, Inc. (a)	25	11,887	13,913	(2,026)
Ocado Group plc (United Kingdom)	2,468	13,769	13,487	282
Start Today Co., Ltd. (Japan)	500	13,487	12,416	1,071
TripAdvisor, Inc.	170	14,125	13,683	442
Yoox S.p.A. (Italy)	429	13,972	13,584	388

	5,881	110,306	108,824	1,482

Media — 0.2%
Atresmedia Corp de Medios de Comunicacion S.A. (Spain)	944	16,506	15,327	1,179
Carmike Cinemas, Inc.	430	13,926	12,977	949
Charter Communications, Inc.	82	15,573	15,339	234
Global Eagle Entertainment, Inc.	936	12,533	11,953	580
Live Nation Entertainment, Inc.	570	14,923	14,284	639
Madison Square Garden Co/The	175	14,300	14,053	247
Media General, Inc.	797	13,222	13,461	(239)
Mediaset S.p.A. (Italy)	3,245	16,635	16,812	(177)
National CineMedia, Inc.	895	14,254	13,640	614
REA Group Ltd. (Australia)	357	13,262	13,343	(81)
Rentrak Corp.	282	14,797	13,367	1,430

	8,713	159,931	154,556	5,375

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	43

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Consumer Discretionary — continued
Multiline Retail — 0.0% (g)
Marui Group Co., Ltd. (Japan)	1,200	13,244	13,085	159
Specialty Retail — 0.1%
Cabela’s, Inc.	274	15,166	14,451	715
Dufry AG (Switzerland)	101	15,924	14,983	941
Five Below, Inc.	439	15,936	14,803	1,133
Inditex S.A. (Spain)	475	16,452	15,294	1,158
Lumber Liquidators Holdings, Inc.	428	14,300	11,766	2,534
Mattress Firm Holding Corp.	235	14,240	13,884	356
Men’s Wearhouse, Inc. (The) (a)	248	14,137	14,034	103
Restoration Hardware Holdings, Inc.	143	13,283	12,322	961
Sally Beauty Holdings, Inc. (a)	430	14,044	13,420	624
Sports Direct International plc (United Kingdom)	1,374	14,108	13,055	1,053

	4,147	147,590	138,012	9,578

Textiles, Apparel & Luxury Goods — 0.1%
adidas AG (Germany)	193	16,518	15,911	607
Asics Corp. (Japan)	500	13,235	12,856	379
Kate Spade & Co.	427	14,399	13,963	436
lululemon athletica, Inc. (Canada) (a)	219	14,758	13,937	821

	1,339	58,910	56,667	2,243

Total Consumer Discretionary	47,759	776,795	750,995	25,800

Consumer Staples — 0.3%
Beverages — 0.1%
Anheuser-Busch InBev N.V. (Belgium)	108	14,190	13,206	984
Boston Beer Co., Inc. (The)	47	12,437	11,647	790
Coca-Cola Amatil Ltd. (Australia)	1,726	14,780	14,027	753
Coca-Cola West Co., Ltd. (Japan)	800	12,944	12,771	173
Diageo plc (United Kingdom) (a)	495	14,927	13,764	1,163

	3,176	69,278	65,415	3,863

Food & Staples Retailing — 0.1%
PriceSmart, Inc.	172	13,636	13,839	(203)
Sprouts Farmers Market, Inc.	376	12,500	12,026	474
SUPERVALU, Inc. (a)	1,389	15,932	12,209	3,723
United Natural Foods, Inc. (a)	178	12,953	12,008	945
Whole Foods Market, Inc. (a)	255	12,804	12,179	625

	2,370	67,825	62,261	5,564

Food Products — 0.1%
Associated British Foods plc (United Kingdom) (a)	316	14,308	13,858	450
Barry Callebaut AG (Switzerland)	14	16,827	17,032	(205)
Boulder Brands, Inc.	1,410	14,438	13,452	986
Diamond Foods, Inc.	476	14,214	13,347	867
Hain Celestial Group, Inc. (The) (a)	242	15,890	14,578	1,312
Kagome Co., Ltd. (Japan)	900	14,027	14,118	(91)
Kerry Group plc (Ireland)	204	15,587	15,010	577
Keurig Green Mountain, Inc.	108	12,543	12,568	(25)
Kikkoman Corp. (Japan)	1,000	32,300	28,769	3,531
WhiteWave Foods Co. (The)	368	17,153	16,181	972
Yakult Honsha Co., Ltd. (Japan)	200	13,871	12,613	1,258

	5,238	181,158	171,526	9,632

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Consumer Staples — continued
Personal Products — 0.0% (g)
Beiersdorf AG (Germany)	169	15,655	14,794	861

Total Consumer Staples	10,953	333,916	313,996	19,920

Energy — 0.3%
Energy Equipment & Services — 0.0% (g)
Unit Corp. (a)	480	15,499	16,723	(1,224)
Oil, Gas & Consumable Fuels — 0.3%
Antero Resources Corp.	354	14,638	15,686	(1,048)
Athabasca Oil Corp. (Canada)	7,751	15,716	14,198	1,518
Bonanza Creek Energy, Inc.	530	14,619	14,607	12
Cobalt International Energy, Inc.	1,615	17,281	17,281	–
Continental Resources, Inc. (a)	299	15,706	15,736	(30)
Gulfport Energy Corp. (a)	327	16,379	16,003	376
Kelt Exploration Ltd. (Canada)	2,213	16,445	17,077	(632)
Matador Resources Co.	612	17,962	16,965	997
MEG Energy Corp. (Canada)	755	15,406	14,562	844
Oil Search Ltd. (Australia)	2,173	13,654	13,912	(258)
Ophir Energy plc (United Kingdom)	6,503	16,561	14,174	2,387
Paramount Resources Ltd. (Canada)	535	16,352	15,826	526
QEP Resources, Inc. (a)	648	15,396	14,580	816
Rice Energy, Inc.	650	15,223	16,009	(786)
Rosetta Resources, Inc. (a)	781	18,541	17,830	711
Tourmaline Oil Corp. (Canada)	439	15,638	15,151	487
Trilogy Energy Corp. (Canada)	2,205	14,869	16,832	(1,963)
WPX Energy, Inc.	1,248	17,522	17,160	362

	29,638	287,908	283,589	4,319

Total Energy	30,118	303,407	300,312	3,095

Financials — 0.5%
Banks — 0.1%
Banco Comercial Portugues S.A. (Portugal)	159,560	16,113	15,964	149
Banco Popolare SC (Italy)	835	13,493	13,323	170
Bank of Ireland (Ireland)	39,992	16,248	15,492	756
Bankia S.A. (Spain)	10,193	14,712	14,272	440
Credito Valtellinese SC (Italy)	11,110	14,216	13,972	244
Lloyds Banking Group plc (United Kingdom)	12,106	14,923	14,379	544
Royal Bank of Scotland Group plc (United Kingdom)	2,535	13,841	13,172	669
Texas Capital Bancshares, Inc.	297	15,215	15,640	(425)

	236,628	118,761	116,214	2,547

Capital Markets — 0.0% (g)
Charles Schwab Corp. (The) (a)	449	13,708	13,694	14
Franklin Resources, Inc. (a)	275	14,435	14,179	256
Julius Baer Group Ltd. (Switzerland)	302	16,946	15,985	961
Matsui Securities Co., Ltd. (Japan)	1,600	14,637	15,022	(385)

	2,626	59,726	58,880	846

Consumer Finance — 0.0% (g)
Acom Co Ltd. (Japan)	4,100	13,966	13,735	231
AEON Financial Service Co., Ltd. (Japan)	500	13,193	12,835	358
First Cash Financial Services, Inc.	297	14,146	14,357	(211)

	4,897	41,305	40,927	378

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	45

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Financials — continued
Diversified Financial Services — 0.1%
CBOE Holdings, Inc.	241	14,075	13,561	514
Element Financial Corp. (Canada)	983	14,262	14,095	167
Leucadia National Corp. (a)	580	13,386	13,787	(401)
Onex Corp. (Canada)	247	14,950	14,873	77
PHH Corp.	572	14,484	14,369	115

	2,623	71,157	70,685	472

Insurance — 0.1%
Admiral Group plc (United Kingdom) (a)	659	16,226	15,760	466
Lancashire Holdings Ltd. (United Kingdom)	1,463	14,841	14,373	468
RSA Insurance Group plc (United Kingdom)	2,047	13,641	13,436	205
Standard Life plc (United Kingdom)	1,888	13,717	13,560	157
XL Group plc (Ireland)	311	11,818	11,532	286

	6,368	70,243	68,661	1,582

Real Estate Management & Development — 0.2%
Aeon Mall Co., Ltd. (Japan)	800	15,633	15,009	624
Alexander & Baldwin, Inc.	361	14,992	14,613	379
Capital & Counties Properties plc (United Kingdom)	2,417	15,196	14,655	541
Forest City Enterprises, Inc. (a)	562	13,921	13,353	568
Howard Hughes Corp. (The)	98	15,050	14,550	500
IMMOFINANZ AG (Austria)	5,321	16,913	16,000	913
Kennedy-Wilson Holdings, Inc.	517	13,421	12,811	610
Mitsubishi Estate Co., Ltd. (Japan)	1,000	24,021	23,643	378
Mitsui Fudosan Co., Ltd. (Japan)	1,000	30,239	29,829	410
NTT Urban Development Corp. (Japan)	1,300	13,674	13,686	(12)
Realogy Holdings Corp.	295	13,738	13,986	(248)
Tokyo Tatemono Co., Ltd. (Japan)	2,000	15,079	14,623	456
Tokyu Fudosan Holdings Corp. (Japan)	1,900	14,313	14,194	119

	17,571	216,190	210,952	5,238

Thrifts & Mortgage Finance — 0.0% (g)
Beneficial Bancorp, Inc.	1,249	14,114	14,488	(374)
Hudson City Bancorp, Inc. (a)	1,537	14,417	14,294	123
TFS Financial Corp.	1,058	15,595	15,468	127

	3,844	44,126	44,250	(124)

Total Financials	274,557	621,508	610,569	10,939

Health Care — 0.2%
Health Care Equipment & Supplies — 0.0% (g)
Insulet Corp.	393	11,814	11,731	83
Neogen Corp.	314	14,109	13,986	123
Olympus Corp. (Japan)	400	14,757	14,539	218

	1,107	40,680	40,256	424

Health Care Providers & Services — 0.0% (g)
Tenet Healthcare Corp.	261	13,611	12,491	1,120
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc. (a)	1,205	14,755	16,026	(1,271)
athenahealth, Inc. (a)	109	13,677	13,370	307
M3, Inc. (Japan)	700	14,372	13,285	1,087
Medidata Solutions, Inc.	247	11,694	13,197	(1,503)

	2,261	54,498	55,878	(1,380)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Health Care — continued
Life Sciences Tools & Services — 0.0% (g)
Bruker Corp.	799	15,924	15,149	775
MorphoSys AG (Germany)	173	12,453	12,516	(63)

	972	28,377	27,665	712

Pharmaceuticals — 0.1%
BTG plc (United Kingdom)	1,170	13,902	12,967	935
Nektar Therapeutics	1,161	14,048	11,053	2,995
Pacira Pharmaceuticals, Inc.	143	13,212	9,792	3,420
Relypsa, Inc.	417	15,342	12,064	3,278
UCB S.A. (Belgium)	193	15,448	13,939	1,509

	3,084	71,952	59,815	12,137

Total Health Care	7,685	209,118	196,105	13,013

Industrials — 0.8%
Aerospace & Defense — 0.1%
Airbus Group N.V. (France)	248	17,483	17,265	218
DigitalGlobe, Inc.	383	13,110	12,321	789
Finmeccanica S.p.A. (Italy)	1,231	16,270	15,826	444
Rolls-Royce Holdings plc (United Kingdom) (a)	1,027	15,573	16,490	(917)
Rolls-Royce Holdings plc (United Kingdom)	144,807	4	222	(218)
Zodiac Aerospace (France)	389	13,424	14,314	(890)

	148,085	75,864	76,438	(574)

Air Freight & Logistics — 0.0% (g)
Hub Group, Inc.	368	13,748	14,683	(935)
PostNL N.V. (Netherlands)	2,865	15,040	14,370	670
Yamato Holdings Co., Ltd. (Japan)	600	13,888	13,513	375

	3,833	42,676	42,566	110

Building Products — 0.1%
Armstrong World Industries, Inc. (a)	276	15,751	15,108	643
Masonite International Corp.	216	15,202	14,299	903
NCI Building Systems, Inc.	836	14,413	12,941	1,472
Nippon Sheet Glass Co., Ltd. (Japan)	15,000	15,832	15,327	505
USG Corp.	523	13,922	13,881	41

	16,851	75,120	71,556	3,564

Commercial Services & Supplies — 0.1%
Brambles Ltd. (Australia)	1,754	16,410	15,032	1,378
Clean Harbors, Inc. (a)	287	16,411	15,857	554
Edenred (France)	517	14,353	13,877	476
Interface, Inc.	638	13,608	13,864	(256)
Regus plc (Luxembourg)	4,335	16,109	16,602	(493)
Serco Group plc (United Kingdom) (a)	6,889	15,070	14,128	942
Stericycle, Inc. (a)	108	15,248	14,411	837
Transpacific Industries Group Ltd. (Australia)	20,579	12,787	12,458	329

	35,107	119,996	116,229	3,767

Construction & Engineering — 0.1%
Bouygues S.A. (France)	359	15,347	14,887	460
OCI N.V. (Netherlands)	414	14,126	12,367	1,759
Shimizu Corp. (Japan)	2,000	14,626	14,489	137
SNC-Lavalin Group, Inc. (Canada)	402	14,287	14,494	(207)

	3,175	58,386	56,237	2,149

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	47

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Industrials — continued
Electrical Equipment — 0.0% (g)
Franklin Electric Co., Inc.	405	16,022	14,645	1,377
Industrial Conglomerates — 0.0% (g)
Koninklijke Philips N.V. (Netherlands)	503	15,323	14,490	833
Rheinmetall AG (Germany)	318	17,234	16,430	804

	821	32,557	30,920	1,637

Machinery — 0.2%
Bucher Industries AG (Switzerland)	57	15,176	14,407	769
Chart Industries, Inc. (a)	340	14,685	13,787	898
Colfax Corp.	281	13,870	13,935	(65)
EnPro Industries, Inc.	226	15,540	14,466	1,074
IMI plc (United Kingdom)	672	13,155	12,915	240
Manitowoc Co., Inc. (The) (a)	681	15,288	13,436	1,852
Navistar International Corp. (a)	506	14,932	15,160	(228)
OC Oerlikon Corp. AG (Switzerland)	1,102	14,678	14,529	149
Proto Labs, Inc.	194	15,163	13,580	1,583
Rexnord Corp.	545	14,383	14,437	(54)
Rotork plc (United Kingdom)	390	15,836	14,134	1,702
Sulzer AG (Switzerland)	117	14,433	13,193	1,240
Vallourec S.A. (France)	618	18,002	14,572	3,430
Weir Group plc (The) (United Kingdom) (a)	526	14,581	15,179	(598)
Zardoya Otis S.A. (Spain) (a)	1,144	15,768	14,785	983

	7,399	225,490	212,515	12,975

Professional Services — 0.1%
Advisory Board Co. (The)	266	14,364	13,803	561
Bureau Veritas S.A. (France)	636	14,780	15,015	(235)
IHS, Inc. (a)	120	14,992	15,056	(64)
Intertek Group plc (United Kingdom) (a)	372	15,215	14,915	300
Seek Ltd. (Australia)	1,098	14,700	14,120	580
SGS S.A. (Switzerland)	7	14,244	13,655	589

	2,499	88,295	86,564	1,731

Road & Rail — 0.1%
Hertz Global Holdings, Inc. (a)	611	12,959	12,733	226
Keikyu Corp. (Japan)	2,000	15,879	15,963	(84)
Keio Corp. (Japan)	2,000	15,915	15,511	404
Kintetsu Group Holdings Co., Ltd. (Japan)	4,000	14,170	14,238	(68)
Odakyu Electric Railway Co., Ltd. (Japan)	1,000	10,327	10,109	218
Tokyu Corp. (Japan)	2,000	13,016	13,384	(368)

	11,611	82,266	81,938	328

Trading Companies & Distributors — 0.0% (g)
Beacon Roofing Supply, Inc.	517	16,741	15,365	1,376
MRC Global, Inc.	1,150	16,974	16,790	184

	1,667	33,715	32,155	1,560

Transportation Infrastructure — 0.0% (g)
Abertis Infraestructuras S.A. (Spain) (a)	767	14,668	14,180	488
Qube Holdings Ltd. (Australia)	6,385	14,011	14,097	(86)

	7,152	28,679	28,277	402

Total Industrials	238,605	879,066	850,040	29,026

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Information Technology — 0.6%
Communications Equipment — 0.0% (g)
Palo Alto Networks, Inc.	105	15,194	15,511	(317)
ViaSat, Inc.	227	14,342	13,647	695

	332	29,536	29,158	378

Electronic Equipment, Instruments & Components — 0.1%
Hirose Electric Co., Ltd. (Japan)	105	15,023	14,844	179
Japan Display, Inc. (Japan)	3,700	15,060	15,370	(310)
Topcon Corp. (Japan)	500	12,858	13,024	(166)

	4,305	42,941	43,238	(297)

Internet Software & Services — 0.2%
Benefitfocus, Inc.	350	13,006	12,092	914
carsales.com Ltd. (Australia)	1,775	13,792	13,260	532
Cornerstone OnDemand, Inc.	401	12,010	11,481	529
CoStar Group, Inc. (a)	77	15,050	15,741	(691)
Cvent, Inc.	502	14,402	13,494	908
Dealertrack Technologies, Inc.	370	14,156	14,545	(389)
Demandware, Inc.	256	16,348	15,770	578
Equinix, Inc.	99	23,878	25,337	(1,459)
Internet Initiative Japan, Inc. (Japan)	700	12,049	11,883	166
Kakaku.com, Inc. (Japan)	900	15,281	14,012	1,269
LinkedIn Corp.	53	13,631	13,363	268
Marketo, Inc.	514	14,685	14,623	62
Pandora Media, Inc.	826	14,331	14,736	(405)
Shutterstock, Inc.	191	14,008	12,891	1,117
SPS Commerce, Inc.	211	14,753	13,770	983
Twitter, Inc.	297	15,236	11,571	3,665
Xoom Corp.	868	14,173	15,337	(1,164)
Yahoo! Japan Corp. (Japan)	3,100	13,583	12,748	835

	11,490	264,372	256,654	7,718

Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc. (a)	6,065	15,801	13,707	2,094
Advantest Corp. (Japan)	1,100	13,966	13,054	912
Cavium, Inc. (a)	185	13,433	11,986	1,447
SunEdison, Inc.	652	17,389	16,509	880
Veeco Instruments, Inc.	404	12,803	11,922	881

	8,406	73,392	67,178	6,214

Software — 0.2%
FireEye, Inc.	327	13,943	13,505	438
FleetMatics Group plc (Ireland)	295	13,384	13,446	(62)
Fortinet, Inc. (a)	434	15,118	16,379	(1,261)
Guidewire Software, Inc.	262	13,936	13,087	849
Imperva, Inc.	326	15,805	14,872	933
Interactive Intelligence Group, Inc.	306	12,776	13,458	(682)
Konami Corp. (Japan)	700	13,576	12,951	625
NetSuite, Inc.	145	13,997	13,858	139
Nintendo Co., Ltd. (Japan)	100	16,682	17,018	(336)
Proofpoint, Inc.	257	15,348	13,873	1,475
PROS Holdings, Inc.	608	14,211	13,516	695
Qlik Technologies, Inc.	463	15,517	16,108	(591)
salesforce.com, Inc. (a)	230	15,458	16,749	(1,291)
ServiceNow, Inc.	188	15,181	14,074	1,107
Splunk, Inc.	221	14,022	14,662	(640)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	49

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Information Technology — continued
Software — continued
Ultimate Software Group, Inc. (The)	88	15,835	14,627	1,208
Workday, Inc.	159	14,021	14,502	(481)
Zynga, Inc.	4,760	11,710	11,662	48

	9,869	260,520	258,347	2,173

Total Information Technology	34,402	670,761	654,575	16,186

Materials — 0.4%
Chemicals — 0.1%
Koninklijke DSM N.V. (Netherlands)	267	16,019	15,275	744
LANXESS AG (Germany)	278	16,201	14,944	1,257
LSB Industries, Inc.	315	14,184	13,359	825
Syngenta AG (Switzerland)	41	15,264	13,817	1,447
WR Grace & Co. (a)	138	13,670	13,347	323

	1,039	75,338	70,742	4,596

Construction Materials — 0.0% (g)
Headwaters, Inc.	886	16,763	15,576	1,187
Containers & Packaging — 0.0% (g)
Fuji Seal International, Inc. (Japan)	500	14,844	15,012	(168)
Toyo Seikan Group Holdings Ltd. (Japan)	900	13,757	14,337	(580)

	1,400	28,601	29,349	(748)

Metals & Mining — 0.3%
Agnico Eagle Mines Ltd. (Canada)	467	14,449	14,136	313
Allegheny Technologies, Inc. (a)	423	13,206	14,378	(1,172)
Antofagasta plc (United Kingdom) (a)	1,253	14,463	15,031	(568)
Barrick Gold Corp. (Canada)	1,186	15,514	15,414	100
BlueScope Steel Ltd. (Australia)	3,901	12,359	10,805	1,554
Carpenter Technology Corp. (a)	338	13,801	14,618	(817)
Detour Gold Corp. (Canada)	1,440	14,316	15,217	(901)
Eldorado Gold Corp. (Canada)	2,898	15,090	14,436	654
Franco-Nevada Corp. (Canada)	285	14,245	14,797	(552)
Fresnillo plc (Mexico)	1,116	12,635	12,325	310
Hecla Mining Co.	4,362	14,525	13,173	1,352
Iluka Resources Ltd. (Australia)	2,354	15,578	15,201	377
Kinross Gold Corp. (Canada)	5,205	12,164	12,640	(476)
New Gold, Inc. (Canada)	3,438	12,408	11,541	867
Pacific Metals Co., Ltd. (Japan)	5,000	14,193	15,327	(1,134)
Randgold Resources Ltd. (United Kingdom)	186	14,234	14,173	61
Salzgitter AG (Germany)	475	16,632	16,347	285
Silver Wheaton Corp. (Canada)	647	12,835	12,763	72
Stillwater Mining Co.	981	13,606	13,175	431
ThyssenKrupp AG (Germany)	552	16,065	14,789	1,276
Yamana Gold, Inc. (Canada)	3,564	14,728	13,618	1,110

	40,071	297,046	293,904	3,142

Total Materials	43,396	417,748	409,571	8,177

Telecommunication Services — 0.0% (g)
Diversified Telecommunication Services — 0.0% (g)
Iliad S.A. (France)	56	13,884	13,227	657
Wireless Telecommunication Services — 0.0% (g)
SBA Communications Corp. (a)	117	13,991	13,551	440
SoftBank Corp. (Japan)	200	12,771	12,571	200

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

50	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($) (1)	CURRENT VALUE($) (2)	VALUE($) (5)
Short Positions — continued

Common Stocks — continued
Telecommunication Services — continued
Wireless Telecommunication Services — continued
Sprint Corp.	2,784	14,031	14,282	(251)
United States Cellular Corp.	379	14,213	13,996	217

	3,480	55,006	54,400	606

Total Telecommunication Services	3,536	68,890	67,627	1,263

Utilities — 0.2%
Electric Utilities — 0.1%
Chugoku Electric Power Co., Inc. (The) (Japan)	1,100	15,554	16,141	(587)
Endesa S.A. (Spain) (a)	707	14,435	14,079	356
Hokkaido Electric Power Co., Inc. (Japan)	1,700	14,262	15,733	(1,471)
ITC Holdings Corp. (a)	371	13,185	13,356	(171)
Kyushu Electric Power Co., Inc. (Japan)	1,400	13,496	14,973	(1,477)
Shikoku Electric Power Co., Inc. (Japan)	1,100	14,465	14,998	(533)

	6,378	85,397	89,280	(3,883)

Gas Utilities — 0.0% (g)
National Fuel Gas Co. (a)	220	14,051	14,179	(128)
Independent Power and Renewable Electricity Producers — 0.0% (g)
Calpine Corp. (a)	673	15,486	14,678	808
Dynegy, Inc.	516	16,703	17,168	(465)
EDP Renovaveis S.A. (Spain)	1,145	8,373	8,039	334
Enel Green Power S.p.A. (Italy)	6,866	13,950	13,407	543

	9,200	54,512	53,292	1,220

Multi-Utilities — 0.1%
Canadian Utilities Ltd. (Canada)	434	14,356	14,101	255
Centrica plc (United Kingdom) (a)	3,414	14,212	13,384	828
MDU Resources Group, Inc. (a)	613	14,038	13,664	374
NiSource, Inc. (a)	336	14,703	14,589	114

	4,797	57,309	55,738	1,571

Water Utilities — 0.0% (g)
Pennon Group plc (United Kingdom)	1,094	14,136	14,408	(272)
Severn Trent plc (United Kingdom) (a)	460	15,132	15,005	127

	1,554	29,268	29,413	(145)

Total Utilities	22,149	240,537	241,902	(1,365)

Total Short Positions of Total Return Basket Swap	713,160	4,521,746	4,395,692	126,054

Total of Long and Short Positions of Total Return Basket Swap	387,827	816,355	823,641	7,286

Cash and Other Receivables/(Payables) (4)				(22,777)

Financing Costs				(1,373)

Net Dividend Receivable (Payable)				13,557

Net Swap Contract, at value				(3,307)

NOTES TO ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS:

(1)	— Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(2)	— Current value represents market value as of April 30, 2015 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(3)	— Value represents the unrealized gain(loss) of the positions and was zero at April 30, 2015 as the swap resets on that day.
(4)

—  Cash and other receivables/(payables) includes the gains (or losses) realized when the swap resets. For swaps that reset at the reporting period end date, these receivables/(payables) are awaiting settlement with the counterparty and are reflected on the Consolidated Statement of Operations as Net realized gain (loss) on transactions from swaps.

(5)	— Value represents the unrealized gain(loss) of the positions.
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.1%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	51

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

Multi-Manager Alternatives Fund
ASSETS:
Investments in non-affiliates, at value	$76,594,953
Investments in affiliates, at value	15,599,253

Total investment securities, at value	92,194,206
Restricted Cash	3,000,000
Cash	3,985,390
Foreign currency, at value	618,977
Deposits at broker for securities sold short	46,577,124
Receivables:
Investment securities sold	5,871,159
Fund shares sold	60,706
Interest and dividends from non-affiliates	165,093
Dividends from affiliates	627
Tax reclaims	772
Variation margin on futures contracts	1,015,754
Unrealized appreciation on forward foreign currency exchange contracts	316,166
Outstanding swap contracts, at value	22,715
Due from Adviser	80,163
Deferred offering cost	256,368

Total Assets	154,165,220

LIABILITIES:
Payables:
Securities sold short, at value	38,037,807
Dividend expense to non-affiliates on securities sold short	44,464
Investment securities purchased	5,274,233
Interest expense to non-affiliates on securities sold short	15,289
Fund shares redeemed	718
Unrealized depreciation on forward foreign currency exchange contracts	577,342
Outstanding options written, at fair value	262,123
Outstanding swap contracts, at value	174,835
Accrued liabilities:
Administration fees	942
Shareholder servicing fees	22,092
Distribution fees	516
Custodian and accounting fees	121,845
Other	97,749

Total Liabilities	44,629,955

Net Assets	$109,535,265

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

52	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

Multi-Manager Alternatives Fund
NET ASSETS:
Paid-in-Capital	$106,918,259
Accumulated undistributed (distributions in excess of) net investment income	(921,561)
Accumulated net realized gains (losses)	2,405,659
Net unrealized appreciation (depreciation)	1,132,908

Total Net Assets	$109,535,265

Net Assets:
Class A	$1,724,284
Class C	511,455
Class R5	513,829
Class R6	513,955
Select Class	106,271,742

Total	$109,535,265

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	112,135
Class C	33,333
Class R5	33,333
Class R6	33,333
Select Class	6,900,856

Net Asset Value (a):
Class A — Offering and redemption price per share	$15.38
Class C — Offering and redemption price per share (b)	15.34
Class R5 — Offering and redemption price per share	15.41
Class R6 — Offering and redemption price per share	15.42
Select Class — Offering and redemption price per share	15.40
A maximum sales charge	5.25%
A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.23

Cost of investments in non-affiliates	$75,152,758
Cost of investments in affiliates	15,599,253
Cost of foreign currency	593,419
Proceeds from securities sold short	37,953,565
Premiums received on swaps	9,827
Premiums received from options written	312,890

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	53

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED April 30, 2015 (Unaudited)

Multi-Manager Alternatives Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$398,913
Dividend income from affiliates	3,352
Interest income from non-affiliates	125,996
Foreign taxes withheld	(2,400)

Total investment income	525,861

EXPENSES:
Investment advisory fees	995,524
Administration fees	47,868
Distribution fees:
Class A	741
Class C	1,865
Shareholder servicing fees:
Class A	741
Class C	622
Class R5	125
Select Class	123,689
Custodian and accounting fees	170,340
Interest expense to affiliates	1,733
Professional fees	94,931
Trustees’ and Chief Compliance Officer’s fees	7,137
Printing and mailing costs	7,516
Registration and filing fees	6,548
Transfer agent fees	8,218
Offering costs	244,031
Other	41,441
Dividend expense to non-affiliates on securities sold short	333,717
Interest expense to non-affiliates on securities sold short	70,669

Total expenses	2,157,456

Less fees waived	(709,138)
Less earnings credits	(893)
Less expense reimbursements	(3)

Net expenses	1,447,422

Net investment income (loss)	(921,561)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	714,038
Futures	1,312,323
Securities sold short	(523,997)
Foreign currency transactions	589,979
Options written	193,148
Swaps	120,103

Net realized gain (loss)	2,405,594

Distributions of capital gains received from investment company non-affiliates	61
Distributions of capital gains received from investment company affiliates	4

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,442,195
Futures	(69,646)
Foreign currency translations	(63,873)
Options Written	50,767
Securities sold short	(84,242)
Swaps	(142,293)

Change in net unrealized appreciation/depreciation	1,132,908

Net realized/unrealized gains (losses)	3,538,567

Change in net assets resulting from operations	$2,617,006

(a)	Commencement of investment operations was November 3, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

54	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Multi-Manager Alternatives Fund
Period Ended April 30, 2015 (unaudited) (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(921,561)
Net realized gain (loss)	2,405,594
Distributions of capital gains received from investment company non-affiliates	61
Distributions of capital gains received from investment company affiliates	4
Change in net unrealized appreciation/depreciation	1,132,908

Change in net assets resulting from operations	2,617,006

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	106,418,259

NET ASSETS:
Change in net assets	109,035,265
Beginning of period (See Note 1)	500,000

End of period	$109,535,265

Accumulated undistributed (distributions in excess of) net investment income	$(921,561)

(a)	Commencement of investment operations was November 3, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	55

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

Multi-Manager Alternatives Fund
Period Ended April 30, 2015 (unaudited) (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,705,060

Change in net assets resulting from Class A capital transactions	$1,705,060

Class C
Proceeds from shares issued	$480,010

Change in net assets resulting from Class C capital transactions	$480,010

Class R5
Proceeds from shares issued	$480,010

Change in net assets resulting from Class R5 capital transactions	$480,010

Class R6
Proceeds from shares issued	$480,010

Change in net assets resulting from Class R6 capital transactions	$480,010

Select Class
Proceeds from shares issued	$103,289,787
Cost of shares redeemed	(16,618)

Change in net assets resulting from Select Class capital transactions	$103,273,169

Total change in net assets resulting from capital transactions	$106,418,259

SHARE TRANSACTIONS:
Class A
Issued	110,802

Change in Class A Shares	110,802

Class C
Issued	32,000

Change in Class C Shares	32,000

Class R5
Issued	32,000

Change in Class R5 Shares	32,000

Class R6
Issued	32,000

Change in Class R6 Shares	32,000

Select Class
Issued	6,873,921
Redeemed	(1,065)

Change in Select Class Shares	6,872,856

(a)	Commencement of investment operations was November 3, 2014.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

56	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	57

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
Multi-Manager Alternatives Fund
Class A
November 3, 2014 (i) through April 30, 2015 (Unaudited)	$15.00	$(0.15	)(j)(k)	$0.53	$0.38	$15.38	2.53%

Class C
November 3, 2014 (i) through April 30, 2015 (Unaudited)	15.00	(0.19	)(j)(k)	0.53	0.34	15.34	2.27

Class R5
November 3, 2014 (i) through April 30, 2015 (Unaudited)	15.00	(0.12	)(j)(k)	0.53	0.41	15.41	2.73

Class R6
November 3, 2014 (i) through April 30, 2015 (Unaudited)	15.00	(0.12	)(j)(k)	0.54	0.42	15.42	2.80

Select Class
November 3, 2014 (i) through April 30, 2015 (Unaudited)	15.00	(0.14	)(j)(k)	0.54	0.40	15.40	2.67

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 2.10% and 3.58% for the period ended April 30, 2015, Class C are 2.64% and 4.04% for period ended April 30, 2015, Class R5 are 1.69% and 3.09% for the period ended April 30, 2015, Class R6 are 1.64% and 3.04% for the period ended April 30, 2015 and Select Class are 1.89% and 3.29% for the period ended April 30, 2015, respectively.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Commencement of investment operations.
(j)	Calculated based upon average shares outstanding.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Certain non-recurring expenses incured by the Fund were not annualized for the period ended April 30, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

58	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (e)(f)(g)		Net investment income (loss) (b)(g)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)(g)		Portfolio turnover rate (excluding securities sold short) (c)(h)	Portfolio turnover rate (including securities sold short) (c)(h)

$1,724,266	2.90	%(l)	(1.52	)%(l)(k)	4.38	%(l)	107%	242%

511,440	3.44	(l)	(2.41	)(l)(k)	4.84	(l)	107	242

513,814	2.49	(l)	(1.46	)(l)(k)	3.89	(l)	107	242

513,940	2.44	(l)	(1.41	)(l)(k)	3.84	(l)	107	242

106,268,767	2.69	(l)	(1.65	)(l)(k)	4.09	(l)	107	242

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust III (the “Trust”) was formed on November 14, 2013, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 13, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Multi-Manager Alternatives Fund	Class A, Class C, Class R5, Class R6 and Select Class	Non-Diversified

The Fund commenced investment operations on November 3, 2014. Prior to November 3, 2014, the Fund had no significant operations other than matters relating to the organization and registration of the Trust and the issuance of 1,333 shares each of Class A Shares, Class C Shares, Class R5 Shares and Class R6 Shares and 28,000 shares of Select Class Shares to J.P. Morgan Investment Management Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”).

The investment objective of the Fund is to seek long-term capital appreciation by allocating the Fund’s assets primarily among multiple sub-advisers that use a variety of non-traditional or alternative investment strategies and techniques.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund.

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same J.P. Morgan Fund (except any of the J.P. Morgan money market funds). Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund. Class C Shares of the Fund may be exchanged for Class C Shares of another J.P. Morgan Fund. Class C Shares of any J.P. Morgan Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class Shares, if available. Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund. All exchanges are subject to meeting any investment minimum or eligibility requirements. Exchanges into or out of the Fund, if any, are included in proceeds from shares issued and cost of shares redeemed, respectively, on the Consolidated Statements of Changes in Net Assets.

Basis for Consolidation for the Fund

MMAC Holdings CS Ltd., (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on January 7, 2014 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of April 30, 2015, net assets of the Fund were $109,535,265 of which $13,118,160, or approximately 12.0%, represented the Subsidiary’s net assets. Net realized gains in the Subsidiary amounted to $1,751,307. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to the Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

60	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded investments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$12,900,881	$87,876	$—	$12,988,757
Consumer Staples	5,849,722	578,917	—	6,428,639
Energy	2,691,336	—	—	2,691,336
Financials	5,074,914	26,739	—	5,101,653
Health Care	8,888,088	280,823	—	9,168,911
Industrials	7,171,325	950,732	—	8,122,057
Information Technology	7,148,938	344,132	—	7,493,070
Materials	3,835,056	8,284	—	3,843,340
Telecommunication Services	476,323	973,926	—	1,450,249
Utilities	2,351,686	—	—	2,351,686

Total Common Stocks	56,388,269	3,251,429	—	59,639,698

Preferred Stocks
Consumer Discretionary	177,588	—	—	177,588
Consumer Staples	236,112	—	—	236,112
Energy	302,532	—	—	302,532
Financials	509,802	18,281	—	528,083
Industrials	32,351	41,352	—	73,703
Materials	184,018	—	—	184,018
Utilities	292,293	8,534	—	300,827

Total Preferred Stocks	1,734,696	68,167	—	1,802,863

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Collateralized Mortgage Obligations
Agency CMO	$—	$1,922,289	$—	$1,922,289
Convertible Bonds
Consumer Discretionary	—	1,038,273	—	1,038,273
Energy	—	304,793	—	304,793
Financials	—	479,093	—	479,093
Health Care	—	731,384	—	731,384
Industrials	—	521,365	—	521,365
Information Technology	—	2,092,749	—	2,092,749
Materials	—	304,237	—	304,237
Telecommunication Services	—	306,257	—	306,257

Total Convertible Bonds	—	5,778,151	—	5,778,151

Corporate Bonds
Consumer Discretionary	—	449,290	—	449,290
Consumer Staples	—	496,688	—	496,688
Energy	—	193,960	—	193,960
Financials	—	111,862	—	111,862
Industrials	—	464,640	—	464,640
Telecommunication Services	—	630,813	—	630,813
Utilities	—	953,550	—	953,550

Total Corporate Bonds	—	3,300,803	—	3,300,803

Foreign Government Securities	—	98,185	—	98,185
Exchange Traded Funds	1,006,691	—	—	1,006,691
Investment Companies	801,849	—	—	801,849
Special Purpose Acquisition Companies	88,412	—	—	88,412
Options Purchased
Call Options Purchased	201,155	—	—	201,155
Put Options Purchased	391,123	—	—	391,123

Total Options Purchased	592,278	—	—	592,278

Right
Health Care	4,260	—	—	4,260
Warrants
Consumer Discretionary	2,812	—	—	2,812
Energy	163,757	—	—	163,757
Financials	381,857	335,212	—	717,069
Health Care	141,760	—	—	141,760
Industrials	14,000	—	—	14,000
Information Technology	145,090	—	—	145,090
Materials	374,986	—	—	374,986

Total Warrants	1,224,262	335,212	—	1,559,474

Short-Term Investment
Investment Company	15,599,253	—	—	15,599,253

Total Investments in Securities	$77,439,970	$14,754,236	$—	$92,194,206

62	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Liabilities
Common Stocks
Consumer Discretionary	$(3,489,306)	$—	$—	$(3,489,306)
Consumer Staples	(2,186,592)	—	—	(2,186,592)
Energy	(2,650,996)	—	—	(2,650,996)
Financials	(4,343,690)	(103,168)	—	(4,446,858)
Health Care	(491,306)	—	—	(491,306)
Industrials	(2,346,015)	—	—	(2,346,015)
Information Technology	(3,707,133)	(184,690)	—	(3,891,823)
Materials	(2,222,977)	(138,339)	—	(2,361,316)
Telecommunication Services	(668,671)	(128,649)	—	(797,320)
Utilities	(1,261,171)	—	—	(1,261,171)

Total	(23,367,857)	(554,846)	—	(23,922,703)

Exchange Traded Funds	(13,736,779)	—	—	(13,736,779)
Debt Security
Convertible Bond
Energy	—	(192,500)	—	(192,500)
Warrants
Financials	(185,825)	—	—	(185,825)

Total Liabilities for Securities Sold Short	$(37,290,461)	$(747,346)	$—	$(38,037,807)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$316,166	$—	$316,166
Futures Contracts	171,005	—	—	171,005
Swaps	—	28,370	—	28,370

Total Appreciation in Other Financial Instruments	$171,005	$344,536	$—	$515,541

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$(577,342)	$—	$(577,342)
Futures Contracts	(240,651)	—	—	(240,651)
Options Written
Call Options Written	(150,939)	—	—	(150,939)
Put Options Written	(111,184)	—	—	(111,184)

Total Options Written	(262,123)	—	—	(262,123)

Swaps	—	(170,663)	—	(170,663)

Total Depreciation in Other Financial Instruments	$(502,774)	$(748,005)	$—	$(1,250,779)

There were no transfers among any levels during the period ended April 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, nonnegotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A under the Security Act.

D. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes D (1) — D (4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities and currencies to manage and hedge equity risks within its portfolio and also to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Consolidated Statement of Operations (“CSOP”). If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the CSAL as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the CSOP. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the period ended April 30, 2015 were as follows:

	Options
	Number of Contracts	Premiums Received
Options outstanding at November 3, 2014*	—	$—
Options written	4,570	871,538
Options expired	—	—
Options closed	(3,171)	(558,648)

Options outstanding at April 30, 2015	1,399	$312,890

*	Commencement of investment operations.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

64	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

(2). Futures Contracts — The Fund used index, treasury, or other financial futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying instruments while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the CSOP. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest risk, foreign exchange risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency contract offsets another forward foreign currency contract with the same counterparty.

As of April 30, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — The Fund engages in various swap transactions, including credit default and total return swaps, to manage credit and total return risks within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.).

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund’s swap contracts are subject to master netting arrangements.

Credit Default Swaps

The Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the CSAL. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Total Return Basket Swaps

The Fund enters into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap and financing costs may either be reset monthly or at least annually. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded on the CSOP as net realized gain (loss) on transactions from swaps.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with two counterparties. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

66	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts		CSAL Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	Receivables	$592,278	$66,954	$—	$22,715	$681,947
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	40,965	—	—	40,965
Commodities contracts	Receivables	—	63,086	—	—	63,086
Foreign exchange contracts	Receivables	—	—	316,166	—	316,166

Total		$592,278	$171,005	$316,166	$22,715	$1,102,164

Gross Liabilities:
Equity contracts	Payables	$(262,123)	$(37,241)	$—	$(170,663)	$(470,027)
Credit contracts	Payables	—	—	—	(4,172)	(4,172)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(106,626)	—	—	(106,626)
Commodities contracts	Payables	—	(96,784)	—	—	(96,784)
Foreign exchange contracts	Payables	—	—	(577,342)	—	(577,342)

Total		$(262,123)	$(240,651)	$(577,342)	$(174,835)	$(1,254,951)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the CSAL.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2015:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$2,275		$—	$—	$2,275
BNP Paribas	3,207		(2,668)	—	539
Citibank, N.A.	17,236		(5,529)	—	11,707
Deutsche Bank AG	1,216		(1,216)	—	—
Goldman Sachs International	715		(715)	—	—
Merrill Lynch International	2,293		(18)	—	2,275
Morgan Stanley	298,904		(298,904)	—	—
Standard Chartered Bank	1,010		(1,010)	—	—
State Street Corp.	12,025		(1,160)	—	10,865
Exchange Traded Futures & Options Contracts (b)	763,283	(c)	—	—	763,283

	$1,102,164		$(311,220)	$—	$790,944

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$2,668		$(2,668)	$—	$—
Citibank, N.A.	5,529		(5,529)	—	—
Credit Suisse International	10,368		—	—	10,368
Deutsche Bank AG	4,401		(1,216)	—	3,185
Goldman Sachs International	11,978		(715)	—	11,263
Merrill Lynch International	18		(18)	—	—
Morgan Stanley	662,141		(298,904)	(363,237)	—
Royal Bank of Canada	50,913		—	—	50,913
Standard Chartered Bank	3,001		(1,010)	—	1,991
State Street Corp.	1,160		(1,160)	—	—
Exchange Traded Futures & Options Contracts (b)	502,774	(c)	—	—	502,774

	$1,254,951		$(311,220)	$(363,237)	$580,494

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	These derivatives are not subject to master netting agreements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.

The following tables present the effect of derivatives on the CSOP for the period ended April 30, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on CSOP
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$(257,582)	$424,561	$617,171	$120,103	$904,253
Interest rate contracts	—	642,329	—	—	642,329
Commodities contracts	—	243,976	—	—	243,976
Foreign exchange contracts	—	1,457	—	—	1,457

Total	$(257,582)	$1,312,323	$617,171	$120,103	$1,792,015

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on CSOP
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Equity contracts	$(114,330)	$29,713	$—	$(147,948)	$(232,565)
Interest rate contracts	—	(65,661)	—	—	(65,661)
Commodities contracts	—	(33,698)	—	—	(33,698)
Foreign exchange contracts	—	—	(261,176)	—	(261,176)
Credit contracts	—	—	—	5,655	5,655

Total	$(114,330)	$(69,646)	$(261,176)	$(142,293)	$(587,445)

The Fund’s derivatives contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options contracts and swaps activity during the period ended April 30, 2015. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$347,311
Average Notional Balance Short	3,164,188
Ending Notional Balance Long	524,635
Ending Notional Balance Short	3,815,141
Equity
Average Notional Balance Long	6,534,907
Average Notional Balance Short	2,385,125
Ending Notional Balance Long	5,412,473
Ending Notional Balance Short	2,190,511
Interest
Average Notional Balance Long	72,659,564
Average Notional Balance Short	3,729,467
Ending Notional Balance Long	70,330,352
Ending Notional Balance Short	2,216,957

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	7,914,249
Average Settlement Value Sold	16,176,078
Ending Settlement Value Purchased	12,550,353
Ending Settlement Value Sold	18,864,609

68	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

Exchange-Traded Options:
Average Number of Contracts Purchased	$1,955
Average Number of Contracts Written	1,031
Ending Number of Contracts Purchased	3,214
Ending Number of Contracts Written	1,399

Credit Default Swaps:
Average Notional Balance Sell Protection	172,500	(a)
Ending Notional Balance Sell Protection	186,000

Total Return Basket Swaps:
Average Notional Balance Long	12,849,799
Average Notional Balance Short	7,099,875
Ending Notional Balance Long	13,478,992
Ending Notional Balance Short	6,192,710

(a)	For the period from March 1, 2015 to April 30, 2015.

E. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the CSAL. Securities segregated as collateral are denoted on the CSOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the CSOP. The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the CSOP as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the CSAL and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the CSOP. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of April 30, 2015, the Fund had outstanding short sales as listed on the CSOI.

F. Offering and Organization Costs — Total offering costs of $500,399 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. Organizational expenses incurred prior to the offering of the Fund’s shares were paid by the Adviser. For the period ended April 30, 2015, total offering costs amortized were $244,031.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

foreign taxes withheld, if any, dividend expense on securities sold short, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), J.P. Morgan Alternative Asset Management, Inc. (the “Adviser” or “JPMAAM”), an indirectly wholly-owned subsidiary of JPMorgan, serves as the “manager of managers” for the Fund and has responsibility for providing the overall management of the Fund, subject to the oversight of the Fund’s Board. JPMAAM is paid a fee for such services. The fee is accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets.

Achievement Asset Management LLC (“Achievement”), Chilton Investment Company, LLC (“Chilton”), Graham Capital Management, L.P. (“Graham”), Ionic Capital Management LLC (“Ionic”), J.P. Morgan Investment Management, Inc. (“JPMIM”), Owl Creek Asset Management, L.P. (“Owl Creek”) , Passport Capital, LLC (“Passport”) and P. Schoenfeld Asset Management, L.P (“PSAM”) are the investment sub-advisers. JPMAAM, Achievement, Chilton, Graham, Ionic, JPMIM, Owl Creek, Passport and PSAM are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of the Fund among JPMAAM, Achievement, Chilton, Graham, Ionic, JPMIM, Owl Creek, Passport and PSAM will be determined by JPMAAM, subject to the review of the Board. JPMAAM will pay the sub-advisers for their services under the terms of the sub-advisory agreements.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. JPMAAM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMAAM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

At April 30, 2015, the allocation of assets for the Fund was as follows:

Sub-advisers	Percentage
Achievement	11.2%
Chilton	14.5
Graham	12.0
Ionic	13.6
JPMIM	8.0
Owl Creek	14.7
Passport	4.5
PSAM	18.6

70	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

The Fund and the Adviser have obtained an exemptive order of the SEC granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Fund’s Board, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Fund. As such, the Fund and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2015, the effective annualized rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2015, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$542	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the CSOP.

G. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
2.35%	2.85%	1.90%	1.85%	2.10%

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The expense limitation agreements were in effect for the period ended April 30, 2015 and are in place until at least February 29, 2016.

For the period ended April 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Reimbursements
$653,090	$41,655	$13	$694,758	$3

Additionally, the Fund may invest in one or more money market funds advised by JPMIM or its affiliates. The Adviser, Administrator and Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

Waivers resulting from investments in these money market funds for the period ended April 30, 2015 were $14,380.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the period ended April 30, 2015, the Fund incurred $34 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the period ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$150,553,582	$77,084,249	$97,146,043	$59,566,858

During the period ended April 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$90,752,011	$4,578,412	$3,136,217	$1,442,195

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

72	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015 or at any time during the period then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

It is expected that the allocation to portfolio hedge strategies will produce returns that are negatively correlated to the rest of the Fund’s portfolio and/or the broader markets, and therefore could produce negative returns in periods of low volatility and/or upwardly trending markets. Allocations to this strategy category are generally indirect portfolio hedges and may fail to hedge the risk as intended.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk.

As of April 30, 2015, the Adviser owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions by the Adviser may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund could incur transaction costs without realizing any net investment result if sub-advisers may make investment decisions which conflict with each other. The performance of the Sub-Advisers may depend in large part on the performance of key management and investment personnel of those Sub-Advisers. The loss of key personnel and/or difficulties in identifying and retaining appropriate investment talent at a given Sub-Adviser could have a serious negative effect on the performance of that Sub-Adviser and, therefore, the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2015, a significant portion of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Because of the Fund’s investments in Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging market securities, commodities and real estate securities and convertible securities. These securities are subject to risks specific to their structure, sector or market

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives, including commodity-linked futures, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap, option contracts, and forward foreign currency exchange contracts.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

As of April 30, 2015, the Fund pledged 41.1% of its net assets to Morgan Stanley for securities sold short.

74	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Multi-Manager Alternatives Fund
Class A
Actual*	$1,000.00	$1,025.30	$14.32	2.90%
Hypothetical**	1,000.00	1,010.41	14.46	2.90
Class C
Actual*	1,000.00	1,022.70	16.97	3.44
Hypothetical**	1,000.00	1,007.74	17.12	3.44
Class R5
Actual*	1,000.00	1,027.30	12.31	2.49
Hypothetical**	1,000.00	1,012.45	12.42	2.49
Class R6
Actual*	1,000.00	1,028.00	12.07	2.44
Hypothetical**	1,000.00	1,012.69	12.18	2.44
Select Class
Actual*	1,000.00	1,026.70	13.29	2.69
Hypothetical**	1,000.00	1,011.46	13.42	2.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the actual period). The Fund commenced investment operations on November 3, 2014.
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	75

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. The Trustees met in person on November 19-21, 2013 to consider the approval of the Trust’s proposed investment advisory agreement with the Adviser on behalf of the Fund. In addition, the Trustees also met throughout the year, including on February 11-12, 2014, May 13-14, 2014, June 24-24, 2014, and October 9, 2014, to consider the approval of a form of sub-advisory agreement between the Adviser and potential sub-advisors with respect to the Fund and the proposed sub-advisory agreements with respect to the Fund between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM”) and between the Adviser and each of (a) Achievement Asset Management LLC, (b) Chilton Investment Company, LLC, (c) Graham Capital Management, L.P., (d) Ionic Capital Management LLC, (e) Owl Creek Asset Management L.P., (f) Passport Capital, LLC and (g) P. Schoenfeld Asset Management L.P. (each an “Unaffiliated Sub-Adviser” and together with JPMIM, the “Sub-Advisers”). The advisory agreement between the Trust and the Adviser and the sub-advisory agreements between the Adviser and each Sub-Adviser are referred to herein individually as an “Advisory Agreement” and collectively as the “Advisory Agreements”).

In connection with the approval of the Advisory Agreements, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in an executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

The Trustees considered information provided with respect to the Fund and the approval of the Advisory Agreements. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund and by the Sub-Advisers from the

Adviser under the Advisory Agreements was fair and reasonable and that the initial approval of the Advisory Agreements was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the Advisory Agreements, the Trustees considered the materials furnished specifically in connection with the approval of the Advisory Agreements, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and Sub-Advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the Sub-Advisers to help ensure that the Sub-Advisers are managing the Fund consistently with their investment objectives and restrictions. The Trustees noted that the Fund would employ a “manager of managers” structure, whereby the Adviser would be responsible for selecting Sub-Advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing the Sub-Advisers’ day-to-day management of Fund assets. The Trustees noted the experience and capabilities of the Adviser’s portfolio management team, and other key personnel that would be providing services to the Fund. The Board received information concerning the Adviser’s process for selecting and overseeing Sub-Advisors, as well as specific information with respect to each proposed

76	JPMORGAN ALTERNATIVE FUNDS	APRIL 30, 2015

Sub-Advisor. The Board was informed that due diligence had been performed on each proposed Unaffiliated Sub-Advisor and the results of such due diligence were presented to the Board. The Trustees also reviewed information relating to the Adviser’s and Sub-Adviser’s risk governance model and presentations showing the Adviser’s and Sub-Adviser’s compliance structure and ongoing monitoring processes.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser and Sub-Advisers.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or Sub-Adviser.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Adviser, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser and/or Sub-Advisers. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund will benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund will generally benefit from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints to the New Advisory Agreement and the Trustees concluded that with the adoption of a contractual cap on total expenses, shareholders will benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund including, as appropriate, information about the sub-advisory fees. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Board considered the allocation of the investment management fee charged to the Fund between the Adviser and each Sub-Adviser in light of the nature, extent and quality of the investment management services expected to be provided by the Adviser and each Sub-Adviser. The Board noted that the sub-advisory fees would be paid by the Adviser to each Sub-Adviser and would not be additional fees to be borne by the Fund.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

APRIL 30, 2015	JPMORGAN ALTERNATIVE FUNDS	77

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-MMA-415

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust III

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Office
July 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
July 6, 2015

By:	/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer
July 6, 2015